As filed with the Securities and Exchange Commission on
                                 June 25, 2001

                                                      Registration Nos. 33-97984


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]
                         PRE-EFFECTIVE AMENDMENT NO. __                     [ ]

                         POST-EFFECTIVE AMENDMENT NO. 10                    [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                     [ ]
                                 AMENDMENT NO. 12                           [X]

                                 --------------

                             THE LIPPER FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 101 Park Avenue
                               New York, NY 10178
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (212) 883-6333

                                ABRAHAM BIDERMAN
                             THE LIPPER FUNDS, INC.
                                 101 Park Avenue
                               New York, NY 10178
                     (Name and Address of Agent for Service)

                                 --------------

                                   Copies to:
                            Lawrence S. Block, Esq.
                                Lipper & Company
                                101 Park Avenue
                               New York, NY 10178

                                Sarah Cogan, Esq.
                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                               New York, NY 10017

                                 --------------

                It is proposed that this filing become effective:
                       (check appropriate box)
                |_| immediately upon filing pursuant to Paragraph (b) |_| on (date) pursuant to Paragraph (b)
                |_| 60 days after filing pursuant to Paragraph (a) (1) |_| on (date) pursuant to Paragraph (a) (2)

                |_| 75 days after filing to paragraph (a) (2)
                |X| on September 10, 2001 pursuant to Paragraph (a) (2)
                    of Rule 485



                If appropriate, check the following box:
                |_| this post-effective amendment designates a new
                    effective date for a previously filed post-effective amendment.

                   SUBJECT TO COMPLETION, DATED JUNE 25, 2001

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

THE LIPPER FUNDS(SM)
--------------------------------------------------------------------------------
                                                          Lipper Merger Fund(SM)

                                                                  PROSPECTUS AND
                                                         NEW ACCOUNT APPLICATION
                                                                __________, 2001



                                                                  PREMIER SHARES

                                                                   RETAIL SHARES

                                                    GROUP RETIREMENT PLAN SHARES



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY .....................................................    3
  Fund Investment Objective .............................................    3
  Principal Investment Strategies of the Fund ...........................    3
  Principal Risks of Investing in the Fund ..............................    3
  Performance Information ...............................................    4
  Related Performance ...................................................    4
  Fees and Expenses of the Fund .........................................    5
  Example ...............................................................    6

INVESTMENT OBJECTIVE, PRINCIPAL
  INVESTMENT STRATEGIES AND RELATED RISKS ...............................    6
  Investment Objective and Principal Investment Strategies ..............    6
  Other Investment Strategies ...........................................    8
    Short Selling .......................................................    8
    Options Hedging .....................................................    8
    Leverage through Borrowing ..........................................    9
  Risks .................................................................    9
    General .............................................................    9
    Short Sales and Options Hedging .....................................    9
    Leverage through Borrowing ..........................................   10

MANAGEMENT ..............................................................   10
  Compensation ..........................................................   10
  Executive Officers, Investment Committee and Portfolio Managers .......   11

SHAREHOLDER INFORMATION .................................................   12
  Pricing of Fund Shares ................................................   12
  Minimum Purchase, Additional Investments and Account Balances .........   12
  Purchasing Fund Shares ................................................   13
  Other Purchase Information ............................................   14
  Redeeming Fund Shares .................................................   14
  Other Redemption Information ..........................................   15
  Exchange Privilege ....................................................   16
  Other Exchange Information ............................................   16
  Transfer of Registration ..............................................   17
  Dividends and Distributions ...........................................   17
  Taxation of Distributions .............................................   18

DISTRIBUTION ARRANGEMENTS ...............................................   18
  Sales Loads ...........................................................   18
  Rule 12b-1 Fees .......................................................   18
  Retail Distribution Plan ..............................................   18
  Group Retirement Servicing Plan .......................................   18
  Multiple Classes ......................................................   19

FINANCIAL HIGHLIGHTS ....................................................   19

RISK/RETURN SUMMARY

FUND INVESTMENT OBJECTIVE

     The investment objective of the Lipper Merger Fund is to achieve capital appreciation by engaging in merger arbitrage transactions.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

     The Fund invests primarily in merger arbitrage transactions. "Merger arbitrage" involves the purchase and sale of equity or other securities of companies that are involved in publicly-announced mergers, acquisitions, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. It may also involve, from time to time, companies that have announced their intentions to seek out such transactions. Merger (or risk) arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions.

     When a company (target company) agrees to be acquired by another company (acquiring company), the target company's stock price often rises quickly but remains below the stated acquisition price. Lipper & Company, L.L.C., the Fund's investment adviser, attempts to profit by capturing this price differential, or "spread," between the target company's market price at the time of purchase and the price at the time the transaction closes. The spread between the market price when the Fund acquires the securities and the transaction price reflects various factors, including (among others):

     o risk that the transaction may not be completed for a variety of reasons (i.e., changes in stock prices of target and acquiring companies, adverse developments affecting the target and/or acquiring companies, changes in the market, risk that the transaction is not approved by the shareholders);

     o risk that the transaction will be blocked by U.S. or other antitrust authorities, including the Federal Trade Commission, the U.S. Department of Justice, the European Commission, and other government regulators, such as the Federal Communications Commission or state Public Utility Commissions;

     o    risk that the terms of the transaction change; and

     o    risk that the transaction takes longer to complete than expected.

     At times, the Adviser may buy or sell options or sell short the securities of the acquiring company to hedge against market movements or other risks or to enhance the profitability of the transaction.

     The Fund is suitable for investors who seek capital appreciation and who want to diversify their portfolio by investing in a fund that invests in companies that are subject to a takeover.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The principal risk associated with the Fund's merger arbitrage investment strategy is that transactions in which the Fund invests are renegotiated, delayed or terminated, in which case losses may be realized. In addition, because the Fund invests primarily in equity securities, the Fund is subject to the risk of movements in the equity markets.


     The Fund is not a "diversified" fund within the meaning of the Investment Company Act of 1940. Accordingly, the Fund may invest in a relatively small number of issuers, thus making an investment in the Fund potentially more risky than an investment in a diversified fund.


     The Fund's investment strategy may result in short-term capital gains. In addition, the Fund may engage in active and frequent trading to achieve the Fund's investment objective, which may result in increased transaction costs and adverse tax consequences.

     As a result of these and other risks, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

     This is a new fund. Accordingly, information about the Fund's performance is not provided.

RELATED PERFORMANCE

     Lipper & Company, L.P., an affiliate of the Adviser, serves as the investment adviser to several other portfolios ("Related Portfolios") that invest in merger arbitrage transactions and that have investment objectives, policies, strategies, techniques and restrictions substantially similar, although not necessarily identical, to those of Fund. Also, the Investment Committee and Portfolio Managers for the Fund are identical to those of these Related Portfolios.

     The following bar chart reflects the annual net returns for a composite of these Related Portfolios, net of the fees equal to those that will be charged by the Fund's Premier Shares.

   4.59%           11.37%            9.83%         14.81%            2.67%
--------------     ------            -----         ------     ------------------
   Nov. 1           1998              1999          2000             Jan. 1
  through                                                           through
Dec. 31, 1997*                                                 March 31, 2001(%)


     The following chart reflects the average annual net returns for a composite of the Related Portfolios.+


                                                  AVERAGE ANNUAL TOTAL
                         1 YEAR RETURN         NET RETURN SINCE INCEPTION
                         -------------         --------------------------
                             14.54%                       12.77%


     The related performance of Lipper & Company, L.P. is provided to reflect the experience of Lipper & Company in managing substantially similar accounts. The performance of the Related Portfolios does not represent the performance of the Fund, which has no history of operation, and is not necessarily an indication or guarantee of the Fund's future performance, which may be higher or lower.
----------
* The investment objectives, policies, strategies and techniques of the Fund are substantially similar to those of the Related Portfolios managed by Lipper & Company, L.P. As a mutual fund registered under the Investment Company Act, the Fund is subject to certain restrictions under the Act and the Internal Revenue Code to which the Related Portfolios have not been subject. Had the Related Portfolios been registered under the Act and subject to the provisions of the Act and the Code, their performance may have been adversely affected.

# Reflects performance results for the period November 1, 1997 (commencement of investment operations) through December 31, 1997.

% Reflects performance results for the period January 1, 2001 through March 31, 2001.

+ Average Annual One Year Net Return reflects performance results for the period April 1, 2000 through March 31, 2001. Average Annual Total Net Return Since Inception reflects average annual total net return for the period November 1, 1997 (Commencement of investment operations) through March 31, 2001.

FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

        SHAREHOLDER FEES (fees paid directly from your investment)
            Maximum Sales Charge (Load) Imposed on Purchases
              (as a percentage of offering price) ........................................  None
            Maximum Deferred Sales Charge (Load) .........................................  None
            Maximum Sales Charge (Load) Imposed on Reinvested Dividends ..................  None
            Redemption Fee ...............................................................  None*
            Exchange Fee .................................................................  None*

        ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
            MANAGEMENT FEES
              Premier ....................................................................  1.35%
              Retail Shares ..............................................................  1.35%
              Group Retirement Plan Shares ...............................................  1.35%

            DISTRIBUTION AND SERVICE (12b-1) Fees
              Premier ....................................................................  None
              Retail Shares ..............................................................  0.25%
              Group Retirement Plan Shares ...............................................  0.25%

            OTHER EXPENSES+
              Premier ....................................................................  0.40%
              Retail Shares ..............................................................  0.40%
              Group Retirement Plan Shares ...............................................  0.40%

        TOTAL ANNUAL FUND OPERATING EXPENSES

              Premier ....................................................................  1.75%
              Retail Shares ..............................................................  2.00%
              Group Retirement Plan Shares ...............................................  2.00%

     Certain investment dealers, banks and financial services firms may charge you direct fees in connection with purchasing or redeeming the Fund's shares. These tables do not reflect those fees.
----------
* The Fund imposes a 1.00% Redemption Fee and Exchange Fee on Fund shares that are redeemed or exchanged 30 days or less from the date of purchase.

+ "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     CLASS OF SHARES                                    1 YEAR      3 YEARS
     ---------------                                    ------      -------
     Premier ........................................    $178       $551
     Retail .........................................    $203       $627
     Group Retirement Plan ..........................    $203       $627


INVESTMENT OBJECTIVE, PRINCIPAL
INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     The Fund's investment object is to achieve capital appreciation by investing in merger arbitrage transactions. "Merger arbitrage" involves the purchase of equity or other securities of companies that are involved in publicly-announced mergers, acquisitions, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. It may also involve, from time to time, companies that have announced their intentions to seek out such transactions. Merger (or risk) arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions.

     When a company (target company) agrees to be acquired by another company (acquiring company), the target company's stock price often rises quickly but remains below the stated acquisition price. Lipper & Company, L.L.C., the Fund's investment adviser, attempts to profit by capturing this price differential, or "spread," between the target company's market price at the time of purchase and the price at the time the transaction closes. The spread between the market price when the Fund acquires the securities and the transaction price reflects various factors, including (among others):

     o risk that the transaction may not be completed for a variety of reasons (i.e., changes in stock prices of target and acquiring companies, adverse developments affecting the target and/or acquiring companies, changes in the market, risk that the transaction is not approved by the shareholders);

     o risk that the transaction will be blocked by U.S. or other antitrust authorities, including the Federal Trade Commission, the U.S. Department of Justice, the European Commission, and other government regulators, such as the Federal Communications Commission or state Public Utility Commissions;

     o    risk that the terms of the transaction change; and

     o    risk that the transaction takes longer to complete than expected.

     At times, the Adviser may buy or sell options or sell short the securities of the acquiring company to hedge against market movements or other risks or to enhance the profitability of the transaction.


     In general, securities of a target company sell at a premium to their historic market price immediately prior to the announcement of an offer. At the same time, these securities will typically trade at a discount to the stated or appraised value of the offer price. Investments in such securities may be advantageous when the discount overstates the risks involved; significantly undervalues the securities, assets or cash to be received by shareholders as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such factors requires broad knowledge and experience on the part of the Adviser, including an ability to assess a variety of companies, industries and financial markets from the announcement to the closing of the transaction and legal and regulatory issues raised by the transaction, as well as the ability to respond to unanticipated developments over the course of a transaction. The Adviser expects to select merger arbitrage transactions which, in its view, offer the opportunity to achieve favorable returns relative to the risks involved.


     In making investments for the Fund, the Adviser will consider the following factors:

     o    potential profit that can be achieved relative to the risks involved;

     o    probability and timing of successful completion;

     o strategic motivation, valuation and financial resources of the participants;

     o    size of the transactions and liquidity of the securities involved;

     o nature and structure of the transaction (e.g., hostile or friendly, cash, stock or a combination of cash and stock);

     o    legal, regulatory and political risks;

     o    possibility of other offers; and

     o outlook on securities of both target and acquiring companies, including trading ranges if the transaction terminates.

     Each of these and other factors must be assessed and re-assessed throughout the course of the transaction, which may exceed six to twelve months. In addition, new events which arise after an investment is made may dramatically alter the original analysis. Such events may include changes in the business of the target or acquiring company, changes within the industry of the target or acquiring company, changes in the financial markets (debt and equity), litigation, accounting irregularities, follow-on mergers and counter-offers. Such events often require the Adviser to react quickly and without the benefit of full disclosure by the parties involved.



OTHER INVESTMENT STRATEGIES


  SHORT SELLING

     The Fund may employ various hedging techniques, including short selling, in an effort to reduce the risks associated with certain of its investments. A short sale is the sale of a security not owned by the seller. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the Fund may purchase common stock of the target company and, at approximately the same time, sell short an equivalent amount of the acquiring company's common stock and/or other securities. Typically, such short sale will be made with the intention of later closing out (i.e., covering) the short position with the securities of the acquiring company received upon consummation of the acquisition. In such case, the purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company's shares and its short position in the acquiring company's securities. A short position may also be employed when the Adviser believes a transaction will break up, seeking to profit from a decline in the target company's share price.

     There are two requirements for a short sale: (1) for listed securities, the sale must be executed on an uptick, a price which is higher than the previous trade which occurred at a different price; and (2) the seller must be able to borrow the stock so it can deliver the shares to the buyer. On the trade settlement date, the Fund's custodian delivers the borrowed stock to the buyer in exchange for the cash proceeds of the sale. In turn, the custodian delivers the cash to the security lender as a collateral deposit against the security loan. The lender invests the collateral and may rebate to the Fund a negotiated portion of the interest earned. The borrower of a security is responsible for making all payments to the lender on the shares sold short. Any dividends declared must be paid on the payment date.

     At all times when the Fund does not own, or have an unconditional right to receive, securities which are sold short, the Fund will maintain or segregate, collateral consisting of cash, cash equivalents or liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

  OPTIONS HEDGING

     The Fund may also use put and call options to attempt to hedge the Fund's investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. A call option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to purchase the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option.

     The market price of a put option will normally vary inversely with the market price of the underlying security. Consequently, by purchasing put options on target company securities it may be possible for the Fund to partially offset any decline in the market value of certain of the equity positions held by the Fund. Also, as part of a merger arbitrage strategy involving a pending corporate reorganization, the Fund may write (i.e., sell) uncovered put options. The Fund may also purchase and sell call options to reduce the risks associated with individual investments and to increase total investment return.


  LEVERAGE THROUGH BORROWING

     The Fund may borrow from banks to increase its portfolio holdings of securities. The Fund may also borrow money for temporary or emergency purposes. In addition, the use of certain derivative instruments, such as options, has the effect of leverage.

RISKS

  GENERAL


     The Fund's investment program involves investment techniques and securities holdings which entail risks, in some cases different from the risks ordinarily associated with investments in equity securities. The principal risk associated with the Fund's merger arbitrage investments is that certain transactions in which the Fund invests are renegotiated, delayed or terminated, in which case losses may be realized. These losses may be magnified by the use of leverage or derivative instruments. Also, because of the Fund's assets may be invested in a smaller number of issues, there may be a somewhat greater risk associated with an investment in the fund than in a "diversified" investment company.


     The Fund's investment strategy may result in short-term capital gains. In addition, the Fund may engage in active and frequent trading to achieve the Fund's investment objective, which may result in increased transaction costs and adverse tax consequences and may detract from the Fund's performance.

  SHORT SALES AND OPTIONS HEDGING

     The Fund's use of options and short selling to reduce the risks associated with certain of its investments entails additional risks. The purpose of a short sale and various options techniques is to protect against a decline in the market value of the acquiring company's securities prior to the completion of the transaction. However, should the transaction be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company's securities and its short position in the acquiring company's securities.

     At all times when the Fund does not own, or have an unconditional right to receive, securities which are sold short, the Fund will maintain, or segregate, collateral consisting of cash, cash equivalents or liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

     The Fund engages in options hedging in an attempt to limit or cushion downside risk. Hedging seeks to preserve portfolio capital value by offsetting declines in the value of one investment by investing in another instrument whose price is inversely related to the price of the first investment. Thus, although options hedging may limit the profits when the price of the underlying security moves in the direction anticipated by the Fund, it may also reduce the risks of both short-selling and taking long positions in certain transactions. It may also generate income.

     Fluctuations in the price of the security underlying an option produce changes in the price of the option that are significantly greater (expressed as a percentage of the investment in the option) than the corresponding change in price of the underlying security (expressed as a percentage of the investment in the underlying security). The increased magnitude of gain or loss relative to investment that is characteristic of options is similar in effect to the utilization of leverage.

     The Adviser believes that, when used for hedging purposes, short sales and options transactions should be viewed less as speculative strategies than as techniques to help protect the assets of the Fund against unfavorable market conditions that might otherwise adversely affect certain of its investments. Nonetheless, options transactions involve special risks including (1) possible imperfect correlation between the price movements of the option and the underlying security and (2) lack of assurance of a liquid secondary market for any given option at any particular time and possible price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired.

  LEVERAGE THROUGH BORROWING

     The Fund may borrow from banks to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. Leverage will exaggerate any increase or decrease in the net asset value of the Fund's portfolio, and in that respect may be considered a speculative practice. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which may reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

     The Fund, like many other investment companies, may also borrow money for temporary or emergency purposes, but such borrowings, together with all other borrowings, may not exceed 33% of the value of the Fund's gross assets when the loan is made.

MANAGEMENT

     Lipper & Company, L.L.C., located at 101 Park Avenue, New York, NY 10178, serves as the Fund's investment adviser.

     The Adviser is an affiliate of Lipper & Company, L.P., which serves as the Fund's distributor. Lipper & Company, L.P. is a privately owned investment management and investment banking firm founded in 1987. At December 31, 2000, Lipper & Company and its affiliates managed assets having an aggregate market value on a gross basis of approximately $5 billion on behalf of its institutional and high net worth clients. Lipper & Company and its affiliates serve as the general partner and/or investment adviser to several U.S. and non-U.S. investment limited partnerships and mutual funds that offer complementary investment strategies in hedged convertible securities, intermediate-term high yield bonds, investment grade bonds, U.S. and European large capitalization equity securities, as well as merger arbitrage.

COMPENSATION


     The Fund pays the Adviser an annual fee computed daily and paid monthly at the annual rate of 1.35% of the Fund's average daily net assets. The Adviser may voluntarily waive for a period of time all or a portion of its management fee with respect to the Fund.



EXECUTIVE OFFICERS, INVESTMENT COMMITTEE AND PORTFOLIO MANAGERS

     An investment committee consisting of Edward Strafaci and Michael Visovsky, the Portfolio Managers of the Fund, and Gregory Loprete and Howard Horowitz, is responsible for the day-to-day management of the Fund's portfolio. Set forth below is a biographical description of the Executive Officers of the Adviser and the Portfolio Managers and Managing Persons of the Fund.

     Kenneth Lipper is the Chief Executive Officer, President and Managing Member of the Adviser and has been Chief Executive Officer and President of Lipper & Company and its affiliates since founding the firm in 1987. Prior to founding Lipper & Company, Mr. Lipper was a General Partner of Lehman Brothers Inc. from 1969 to 1975 and a General Partner and Managing Director of Salomon Brothers Inc. from 1976 to 1982. He served as Deputy Mayor of New York City from 1983 to 1985. Mr. Lipper is a Director and Chairman of the Audit Committee of CNH N.V., a member of the Federal Reserve Bank of New York's International Advisory Board, and a member of the Advisory Board of The Chase Manhattan Bank. He is a Trustee of the Sundance Institute and serves on the Harvard Executive Committee on University Resources. Mr. Lipper graduated from Columbia University and Harvard Law School and is a member of Phi Beta Kappa and the New York State Bar. Mr. Lipper wrote the novels Wall Street and City Hall, wrote and produced the film City Hall and produced the films The Winter Guest and The Last Days, for which he received an Academy Award for best feature length documentary film. Mr. Lipper is co-publisher of Penguin Lives, the Lipper/Viking series of short biographies of famous cultural figures by celebrated authors, and is also the co-publisher of the Lipper/Norton scientific series on great discoverers and their discoveries.

     Abraham Biderman is an Executive Vice President of the Adviser and Lipper & Company. Mr. Biderman is also Co-Manager of Lipper Convertibles, L.P., an investment limited partnership and an affiliate of the Adviser. Mr. Biderman joined Lipper & Company in 1990. He was the Commissioner of the New York City Department of Housing, Preservation and Development from 1988 to 1989, and in that capacity was responsible for the largest housing development project in the United States at that time. He was the Commissioner of the New York City Department of Finance from 1986 to 1988, responsible for the collection of over $20 billion per year in tax and other revenues. Mr. Biderman also served as a Special Advisor to former Mayor Edward I. Koch from 1985 to 1987 and was an Assistant to then-Deputy Mayor Kenneth Lipper from 1983 to 1985.

     Steven Finkel is an Executive Vice President of the Adviser and Lipper & Company. Mr. Finkel, a certified public accountant, is responsible for the accounting and tax aspects of Lipper & Company and its affiliates. Prior to joining Lipper & Company in 1987, Mr. Finkel was a tax partner with the certified public accounting firm of Oppenheim, Appel, Dixon & Co., with whom he was affiliated for 15 years, serving as the tax partner in charge of various securities industry clients.

     Edward Strafaci is a member of the Fund's Investment Committee and is one of the Portfolio Managers of the Fund. Mr. Strafaci is also an Executive Vice President and the Director of Fixed Income Money Management for the Adviser and Lipper & Company. Mr. Strafaci is principally responsible for the trading operations of Lipper Convertibles. He has co-managed Lipper Convertibles since 1989, and has been a trader with Lipper Convertibles since its inception in 1985. Prior to joining Lipper Convertibles, Mr. Strafaci was a trader at Dean Witter Reynolds Inc. from 1984 to 1985. Mr. Strafaci received his M.B.A. and B.S. from St. John's University.

     Michael Visovsky is a member of the Fund's Investment Committee and is one of the Portfolio Managers of the Fund. Mr. Visovsky is also a Managing Director and the Director of Research for Lipper & Company and Lipper Convertibles. Prior to joining Lipper & Company in 1989, Mr. Visovsky was Chief Research Analyst for convertible and risk arbitrage at Cohen Feit & Company from 1985 to 1989 and a Research Analyst at Dean Witter Reynolds Inc. from 1984 to 1985. Mr. Visovsky graduated from Baruch College and holds an M.B.A. in Finance from New York University. Mr. Visovsky also holds a law degree from Brooklyn Law School and is a member of the New York State Bar.

     Gregory A. Loprete is a member of the Fund's Investment Committee and is a Vice President and trader for Lipper & Company's merger arbitrage, convertible arbitrage and equity portfolios. Prior to that, he was a financial analyst for Lipper & Company's convertible arbitrage portfolio. Prior to joining Lipper & Company in 1993, Mr. Loprete was Senior Corporate Paralegal at Dewey Ballantine specializing in mergers, acquisitions and corporate finance. Mr. Loprete holds a B.A. from University of Delaware and an M.B.A. from New York University.

     Howard Horowitz is a member of the Fund's Investment Committee, is a Vice President and financial analyst for Lipper & Company's merger arbitrage portfolios and has been responsible for Lipper & Company's private equity activities. He has also worked as a financial analyst with Lipper & Company's convertible arbitrage team. Prior to joining Lipper & Company in 1994, Mr. Horowitz was an attorney with Stroock & Stroock & Lavan LLP specializing in corporate litigation. Mr. Horowitz holds a B.A. from Yale University and a J.D. from the University of Pennsylvania.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

     The price of each share is based on the net asset value of each class. The Fund's net asset value is the value of its assets minus its liabilities. Expenses attributable solely to a particular class will be borne exclusively by that class. The net asset value per share of each class of shares of the Fund is calculated every day the New York Stock Exchange is open.

     The Fund determines the net asset value per share of each class as of the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open. The Fund computes the net asset value per share by dividing the value of the net assets of each class by the total number of shares of that class outstanding. In calculating the net assets of each class, the Fund values securities traded on an exchange on the basis of the last sale price or, in the absence of a sale, at the mean between the closing bid and asked prices, if available. The Fund values equity securities traded on the NASDAQ National Market for which no sales prices are available and over-the-counter securities on the basis of the bid prices at the close of business on each day. If market quotations for those securities are not readily available, the Fund values such securities at fair value. Fair value is determined in accordance with procedures approved by the Board of Directors. The Fund values fixed income securities on the basis of valuations provided by brokers and/or a pricing service, quotations from dealers and prices of comparable securities. The Fund may value short-term investments that mature within 60 days at amortized cost if it reflects the fair value of those investments.


MINIMUM PURCHASES, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

     The Fund offers three classes of shares: Premier Shares, Retail Shares and Group Retirement Plan Shares. If you invest more than $1 million in the Fund, you may purchase Premier Shares. If you are part of a 401(k), pension or other type of retirement plan, you must purchase Group Retirement Plan Shares. All other investors may purchase Retail Shares.

     Each of the Fund's classes has the following minimum amounts to purchase shares initially, to make additional investments and to maintain your investment in a particular class of shares:


                                             MINIMUM             MINIMUM              MINIMUM
     CLASS OF SHARES                    INITIAL PURCHASE  ADDITIONAL INVESTMENT   ACCOUNT BALANCE
     ---------------                    ----------------  ---------------------   ---------------
     Premier ..........................    $ 1,000,000           $2,500             $500,000
     Retail (non I.R.A.) ..............    $    10,000           $2,500             $  1,000
     Retail (I.R.A.) ..................    $     2,000           $  250             $  1,000
     Group Retirement Plan ............           None             None                 None


     The Fund may vary or waive these minimum amounts at any time.

Purchasing Fund Shares

     Shares of the Fund are sold without any sales charge. You may purchase shares of the Fund in one of the following ways:

Method for Purchase           What You Need To Do
-------------------           -------------------

Initial Purchase  by Mail     Mail your account application and a check made
                              payable to "The Lipper Funds, Inc." to:

                                        The Lipper Funds, Inc.
                                        c/o J.P. Morgan Investor
                                        Services Co.
                                        P.O. Box 2798
                                        Boston, MA  02208-2798

Initial Purchase by Wire      First, call J.P. Morgan Investor Services Co.,
                              the Fund's Transfer Agent, at 1-800-LIPPER9 and provide (1) your name, address, telephone number and social security or tax I.D. number, (2) name of the Fund and class of shares you wish to purchase, (3) amount you are wiring, (4) name of the bank wiring the funds, and (5) whether or not you have an existing account. The Transfer
                              Agent will provide you with a reference number.

                              Next, instruct your bank to wire the specified amount to The Chase Manhattan Bank, the Fund's Custodian, as follows:

                                        The Chase Manhattan Bank
                                        New York, NY 10003
                                        ABA # 0210-0002-1
                                        DDA Acct. #910-2-753168
                                        F/B/O The Lipper Funds, Inc.
                                        Ref: The Lipper Merger Fund
                                        Account/Reference Number ___________
                                        Account Name _______________________

                              Finally, mail your account application to the Transfer Agent at the address set forth above under "Initial Purchase by Mail."

Additional Investments        Mail a check payable to "The Lipper Funds, Inc."
                              to the Transfer Agent at the address set forth above under "Initial Purchase by Mail" or wire funds using the procedures set forth above under "Initial Purchase by Wire." You should include the name of the account, account number and the name of the Fund and class of shares you wish to purchase on the check or wire to ensure proper crediting to your account.


     Other Purchase Information

     You may also purchase shares of the Fund through participating dealers, including banks and financial services firms that provide distribution, administrative or shareholder services to the Fund, if you are a customer of that participating dealer. Participating dealers may impose additional or different conditions or other account fees on your purchase of Fund shares. Each participating dealer is responsible for sending its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. If you are a customer of a participating dealer, you should consult the dealer for information regarding these fees and conditions. The Lipper Funds, the Distributor, the Adviser or any of the Adviser's affiliates may compensate certain participating dealers. Compensation may be different with respect to each class of shares.

     The Distributor or a participating dealer must transmit your order to the Transfer Agent within one business day after it receives your order. If the Distributor or a participating dealer receives your order and transmits it to the Transfer Agent prior to the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open, the Fund will price your shares at that day's net asset value. If not, the Fund will price your shares based on the next business day's net asset value. The Distributor or a participating dealer generally must receive payment for your shares on settlement date, the third business day after the date on which you placed your order. If you make payment prior to the settlement date, you may permit the payment to be held in your brokerage account or you may designate a temporary investment for such payment until the settlement date. The Fund may reject any purchase order and suspend the offering of its shares for a period of time.

     In the interest of economy and convenience, the Fund will not issue certificates for shares unless you make a written request. The Fund will not issue certificates for fractional shares under any circumstances. It is considerably more difficult to redeem shares held in certificate form.

Redeeming Fund Shares

     You may redeem shares of the Fund at any time in one of the following ways:

Method for Redemption           What You Need to Do
---------------------           -------------------

Through the Distributor         Call the Distributor at 1-800-LIPPER9 or your
or a Participating Dealer       Participating Dealer.

By  Telephone                   Provided that you established the telephone
                                privilege when you completed your account application, you may call the Transfer Agent at 1-800-LIPPER9 and request that the Transfer
                                Agent send you the redemption proceeds or wire the funds to your account. The Transfer Agent must employ reasonable procedures, such as a form of personal identification, to confirm that the instructions are genuine. If the Transfer
                                Agent does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Neither The Lipper
                                Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

By Mail Mail the Transfer Agent a letter at the address specified under "Initial Purchase by Mail" requesting a redemption. The letter should include (1) name of the account, social security or tax I.D. number, account address and account number, (2) name of the Fund from which you wish to redeem, (3) number of shares or amount you wish to redeem, and (4) signature of each owner of the account.


     Other Redemption Information

     If the Fund receives your redemption request in proper form (including all of the information set forth above) prior to the close of regular trading on the NYSE, generally 4:00 p.m., New York time, on days the NYSE is open, the Fund will redeem your shares at that day's net asset value. If not, the Fund will redeem your shares based on the next business day's net asset value. The proceeds paid to you upon redemption may be more or less than the amount you originally invested depending upon the net asset value of the shares being redeemed at the time of redemption. If you hold shares in more than one class of the Fund, you must specify in your redemption request the class of shares being redeemed. If you do not specify which class you want redeemed, or if you own fewer shares of a class than specified, the Transfer Agent will delay your request until it receives further instructions from you, the Distributor or a participating dealer.

     The Fund normally transmits redemption proceeds for credit to your account at the Distributor or a participating dealer at no charge within seven days after it receives your redemption request. Generally, the Fund will not invest these funds for your benefit without specific instruction, and the Distributor will benefit from the use of temporarily uninvested funds before these funds are credited to your account. If you pay for your shares by personal check, you will be credited with the proceeds of a redemption of those shares only after the check has been collected, which may take up to 15 days form the purchase date. If you anticipate the need for more immediate access to your investment, you should purchase shares with Federal Funds, by bank wire or with a certified or cashier's check.


     If you reduce your account to below the minimum investment balances set forth above, the Fund may redeem your account upon 60 days notice. However, the Fund will give you at least 30 days in which to increase your account balance to more than the required minimum account balance. Group Retirement Plan Shareholders are not subject to this minimum. If the Fund redeems your shares, you may reinvest in any class of shares of the Fund at a later date provided that you meet any eligibility requirements with respect to investing in the Fund at that time.

     The Fund imposes a 1.00% fee (short-term trading fee) on Fund shares redeemed 30 days or less from the date of purchase. The fee is based on the shares' net asset value at redemption and is deducted from the redemption proceeds. The fee is paid to the Fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. So as not to penalize long-term investors, and for purposes of computing the short-term trading fee, any shares bought through reinvestment of distributions will be redeemed first without charging the fee, followed by the shares held for the longest period of time. The Fund reserves the right to waive this redemption fee at any time in its sole discretion.

     Certain participating dealers may charge you fees in connection with redeeming your shares.

     The Fund may suspend your right to redeem your shares or postpone the date of payment for any period during which trading on the NYSE is closed (other than customary weekend and holiday closings) or restricted. The Fund may also suspend your right to redeem your shares or postpone the date of payment if an emergency exists for which the Fund cannot reasonably dispose of or value its securities or for such other periods as the Securities and Exchange Commission may permit.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay your redemption proceeds in whole or in part by making an "in kind" distribution to you of readily marketable securities or other property held by the Fund, valued in the same manner as the Fund determines net asset value, in lieu of cash in conformity with applicable rules of the SEC. You may incur brokerage charges on the sale of such securities.

    You must provide the Transfer Agent with a "signature guarantee" if (1) you want your redemption proceeds sent to another person, (2) you want your redemption proceeds sent to an address other than your registered address, or
(3) you want your shares transferred to another person. A signature guarantee verifies your identity. You may obtain a signature guarantee from an "eligible guarantor institution" (including banks, brokers and dealers that are members of a clearing corporation or that maintain net capital of at least $100,000, credit unions authorized to issue signature guarantees, national securities exchanges, registered securities associations, clearing agencies and savings associations) that participates in a signature guarantee program. The signature guarantee must appear on (1) your written request for redemption, (2) a stock power that specifies the total number of shares and class of shares to be redeemed, or (3) all of the stock certificates you tender for redemption (if you hold your shares in certificated form).

Exchange Privilege

     You may exchange your shares of the Fund for shares of the same class of the other funds in The Lipper Funds family, including the Lipper Prime Europe Equity Fund, the Lipper High Income Bond Fund and the Lipper U.S. Equity Fund, in one of the following ways:

Method for Exchange           What You Need To Do
-------------------           -------------------

By Telephone                  Provided that you established the telephone
                              privilege when you completed your account application, you may call the Transfer Agent at 1-800-LIPPER9 and provide (1) name of the account, social security or tax I.D. number, account address and account number, (2) name of the Fund and class of shares from which you wish to exchange, (3) number of shares or amount you wish to exchange, and (4) name of the Fund into which you wish to exchange. The Transfer Agent must employ reasonable procedures, such as a form of personal identification, to confirm that the instructions are genuine. If the Transfer Agent does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Neither The Lipper Funds nor the
                              Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

By Mail Mail the Transfer Agent a letter at the address set forth above under "Initial Purchase by Mail" requesting an exchange. The letter should include
                              (1) name of the account, social security or tax I.D. number, account address and account number,
                              (2) name of the Fund and class of shares from which you wish to exchange, (3) number of shares or amount you wish to exchange, and (4) name of the Fund into which you wish to exchange.

   Other Exchange Information

     You may exercise the exchange privilege if the shares of the Fund into which you wish to exchange are offered for sale in your state of residence and the purchase meets the minimum investment and other eligibility requirements of the Fund into which you are exchanging. To use the exchange privilege, you should consult the Distributor or your participating dealer to determine if it is available and whether any other conditions are imposed on its use.

     If you exercise the exchange privilege, The Lipper Funds will exchange your shares at the next determined net asset value. Except as described below, the Lipper Funds does not currently charge any fees directly in connection with exchanges, although it may charge shareholders a nominal fee upon at least 60 days' written notice.

     The Fund imposes a 1.00% fee (short-term trading fee) on Fund shares exchanged 30 days or less from the date of purchase. The fee is based on the shares' net asset value at the time of the exchange and is deducted from the amount exchanged. The fee is paid to the Fund to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. So as not to penalize long-term investors, and for purposes of computing the short-term trading fee, any shares bought through reinvestment of distributions will be exchanged first without charging the fee, followed by the shares held for the longest period of time. The Fund reserves the right to waive this exchange fee at any time in its sole discretion.

     You must obtain and should carefully review a copy of the current prospectus of the Fund into which you wish to exchange before making any exchange.

     The Lipper Funds may limit exchanges as to amounts or frequency, and may impose other restrictions to assure that exchanges do not disadvantage the Funds or their shareholders. If your shares are held in a broker "street name," you must contact your participating dealer to exchange such shares; you may not exchange such shares by mail or telephone. The Lipper Funds may reject any exchange request in whole or in part. The Lipper Funds may modify or terminate the exchange privilege at any time upon notice to shareholders.

     If you exchange shares of the Fund for shares of another Fund, the Internal Revenue Service treats such an exchange as a sale of the shares. Therefore, you may realize a taxable gain or loss upon an exchange.

Transfer of Registration

     You may instruct the Transfer Agent to transfer the registration of your shares to another person by sending the Transfer Agent a letter at the address set forth above under "Initial Purchase by Mail." The letter should include (1) your name and account number, (2) the name of the Fund from which you wish to transfer your shares, (3) the number and class of shares you wish to transfer,
(4) the name of the person to whom you are transferring your shares, (5) your signature, (6) a signature guarantee, and (7) an account application from the person to whom you are transferring your shares.

Dividends and Distributions

     Shares of the Fund begin accruing dividends on the first business day following the day a purchase order is priced and continue to accrue dividends up to and including the day that such shares are redeemed. The Fund will automatically reinvest dividends and capital gains distributions on your shares in additional shares of the same class at the net asset value of that class at the time of reinvestment, unless you indicate on your application form that the Fund should pay dividends and capital gains distributions on shares in cash to your account.

     The Fund will distribute substantially all of its net investment income to shareholders annually. The Fund will distribute net capital gain, if any, with the last dividend for the calendar year.

     The Fund may pay additional distributions and dividends at other times if necessary to avoid federal income taxes.

     The Lipper Funds will send you an annual statement setting forth the amount of any dividends and distributions made to you during each year and their federal tax characterization.

TAXATION OF DISTRIBUTIONS

     Fund dividends and distributions are taxable to you as ordinary income or capital gain. Unless your Fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on dividends and distributions whether you receive them in cash or in the form of additional shares.

     Distributions paid out of the Fund's "net capital gain" will be taxed to you as long-term capital gain, regardless of how long you have owned shares. All other distributions will be taxed to you as ordinary income.

     You may want to avoid buying shares when the Fund is about to declare a dividend or distribution, because the dividend or distribution will be taxable to you even though it may actually represent a return of your capital.

     If you do not provide the Fund with your correct taxpayer identification number and any other required certifications, you may be subject to backup withholding of 31% of your dividends, distributions or redemption proceeds.

     Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Fund.

DISTRIBUTION ARRANGEMENTS

SALES LOADS

     The Lipper Funds does not charge investors any sales load for purchasing, selling or exchanging shares of the Fund (other than the short-term trading fee discussed above). Certain investment dealers, banks and financial services firms may charge you fees in connection with the purchase, sale or exchange of the Fund's shares.

RULE 12b-1 FEES

     The Board of Directors has adopted a Rule 12b-1 distribution plan for the Fund's Retail Shares and a shareholder servicing plan for the Fund's Group Retirement Plan Shares. Participating dealers may impose additional fees.

RETAIL DISTRIBUTION PLAN

     Under the Retail Distribution Plan, Retail Shareholders pay the Distributor an annual fee of 0.25% of the value of the average daily net assets of the Fund's Retail Shares for distributing those shares. This fee may be more or less than the actual expenses the Distributor incurs. The Distributor may, in turn, pay one or more participating dealers all or a portion of this fee for selling the Fund's Retail Shares. The Retail Distribution Plan also provides that the Adviser may pay participating dealers out of its investment advisory fees, its past profits or any other source available to the Adviser. From time to time, the Distributor may defer or waive for a period of time its fees under the Retail Distribution Plan.

GROUP RETIREMENT SERVICING PLAN

     Under the Group Retirement Servicing Plan, Group Retirement Plan Shareholders may pay one or more participating dealers and/or the Distributor an annual fee of up to 0.25% of the value of the average daily net assets of the Fund's Group Retirement Plan Shares for providing certain administrative services to their customers who are beneficial owners of the Fund's Group Retirement Plan Shares. These services are intended to supplement the services provided by the Administrator and Transfer Agent and include:

     o establishing and maintaining accounts and records relating to customers that invest in Group Retirement Plan Shares;

     o processing dividend and distribution payments from the Fund on behalf of customers;

     o    arranging for bank wires;

     o providing sub-accounting with respect to Group Retirement Plan Shares beneficially owned by customers or the information necessary for sub-accounting;

     o forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers;

     o assisting in processing purchase, exchange and redemption requests from customers and in placing such orders with The Lipper Funds' service contractors;

     o assisting customers in changing dividend options, account designations and addresses;

     o providing customers with a service that invests the assets of their accounts in Group Retirement Plan Shares pursuant to specific or pre-authorized instructions;

     o providing information periodically to customers showing their positions in Group Retirement Plan Shares and integrating such statements with those of other transactions and balances in customers' other accounts with the participating dealer;

     o responding to customer inquiries relating to the services performed by the participating dealer or the Distributor;

     o responding to customer inquiries concerning investments in Group Retirement Plan Shares; and

     o    providing other similar shareholder liaison services.

MULTIPLE CLASSES

     The Fund offers three classes of shares: Premier Shares, Retail Shares and Group Retirement Plan Shares. If you invest more than $1 million in the Fund, you may purchase Premier Shares and will not pay any 12b-1 fees. If you are part of a 401(k), pension or other type of retirement plan, you must purchase Group Retirement Plan Shares and you will have to pay an annual fee of up to 0.25% of the value of the average daily net assets of the Fund's Group Retirement Plan Shares. All other investors may purchase Retail Shares and will have to pay the Distributor a 12b-1 fee at an annual rate of 0.25% of the value of the average daily net assets of the Fund's Retail Shares.

     Retail and Group Retirement Plan Shareholders pay fees out of the net assets of those classes of shares on an ongoing basis. As a result, if you purchase those classes of shares, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges that may be associated with other mutual funds.

FINANCIAL HIGHLIGHTS

     This is a new fund. Accordingly, financial highlights for the Fund are not provided.



ADDITIONAL INFORMATION
---------------------------------------------      ---------------------------------------------------------------------
                                                   |   INVESTMENT ADVISER:        LIPPER & COMPANY, L.L.C.             |
                                                   |                                                                   |
In addition to the Lipper Merger Fund, The Lipper  |   ADMINISTRATOR AND          J.P. MORGAN                          |
Funds, Inc. offers three divisified no-load        |   TRANSFER AGENT:            INVESTOR SERVICES CO.                |
Portfolios: the Lipper Prime Europe Equity Fund;   |                                                                   |
the Lipper High Income Bond Fund; and the Lipper   |   DISTRIBUTOR:               LIPPER & COMPANY, L.P.               |
U.S. Equity Fund.                                  |                                                                   |
                                                   |   CUSTODIAN:                 THE CHASE MANHATTAN BANK             |
The Statement of Additional Information            |                                                                   |
contains additional information about the Fund     |   LEGAL COUNSEL:             SIMPSON THACHER & BARTLETT           |
and is incorporated by reference into this         |                                                                   |
Prospectus.                                        |   INDEPENDENT ACCOUNTANTS:   PRICEWATERHOUSECOOPERS LLP           |
                                                   |                                                                   |
To obtain free copies of the Statement of          |   BOARD OF DIRECTORS:        KENNETH LIPPER                       |
Additional Information, or the Prospectuses for    |                              -----------------------------------  |
any of The Lipper Funds, or to make shareholder    |                              Chairman of the Board and President  |
inquiries or request other information about the   |                                The Lipper Funds, Inc.             |
Fund, call 1-800-LIPPER9, write the Fund's         |                              Chairman of the Board, Chief         |
Distributor at the address listed below, send an   |                              Executive Officer and President      |
electronic request to the following e-mail         |                                Lipper & Company                   |
address: lipper.funds@lipper.com, or visit The     |                                                                   |
Lipper Funds' Internet site at                     |                              ABRAHAM BIDERMAN                     |
http://www.lipper.com.                             |                              -----------------------------------  |
                                                   |                              Executive Vice President,            |
You can review and copy information about the      |                              Secretary and Treasurer              |
Fund, including the Statement of Additional        |                                The Lipper Funds, Inc.             |
Information, at the SEC's Public Reference Room    |                              Executive Vice President             |
in Washington, DC. Call 1-202-942-8090 for more    |                                Lipper & Company                   |
information on the operation of the SEC's Public   |                                                                   |
Reference Room. You may also obtain reports and    |                                                                   |
other information about the Fund from the EDGAR    |                              STANLEY BREZENOFF                    |
Database on the SEC's Internet site at             |                              -----------------------------------  |
http://www.sec.gov or, upon payment of a           |                              Chief Executive Officer              |
duplicating fee, by sending an electronic request  |                                Maimonides Medical Center          |
to the following e-mail address:                   |                                                                   |
publicinfo@sec.gov., or by writing the SEC's       |                              MARTIN MALTZ                         |
Public Reference Section, Washington, DC           |                              -----------------------------------  |
20549-0102.                                        |                              Principal Scientist                  |
                                                   |                                Xerox Corporation                  |
For further information                            |                                                                   |
---------------------------------------------      |                              IRWIN RUSSELL                        |
  contact us at:      1-800-LIPPER9                |                              -----------------------------------  |
  visit our web site: www.lipper.com               |                                Attorney                           |
  e-mail us at:       lipper.funds@lipper.com      |                                  Law Offices of Irwin E. Russell  |
  write us at:        The Lipper Funds, Inc.       |                                Director Emeritus                  |
                      101 Park Avenue              |                                  The Walt Disney Company          |
                      New York, NY 10178           |   TICKER SYMBOLS:                                                 |
                                                   |                                                                   |
                                                   |     Premier Shares:                [___]                          |
                                                   |     Retail Shares:                 [___]                          |
                                                   |     Group Retirement Plan Shares:  [___]                          |
                                                   |                                                                   |
                                                   |                                                                   |
                                                   |   Investment Company Act File No. 811-9108                        |
                                                   |                                                                   |
                                                   |   The Lipper Funds(SM) and Lipper Merger Fund(SM)                 |
                                                   |   are not affiliated with Lipper Inc., a Reuters company.         |
                                                   |                                                                   |
                                                   |   (C) 2001 Lipper & Company, Inc. All rights reserved.            |
                                                   |   LIPPER & COMPANY, THE LIPPER FUNDS and LIPPER MERGER FUND       |
                                                   |   are trademarks and/or service marks of Lipper & Company, Inc.   |
                                                   |                                                                   |
                                                   ---------------------------------------------------------------------


                   SUBJECT TO COMPLETION, DATED JUNE 25, 2001


  THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION
 STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER
                           OR SALE IS NOT PERMITTED.

                                                            THE LIPPER FUNDS(SM)

                        LIPPER HIGH INCOME BOND FUND(SM)
                           LIPPER U.S. EQUITY FUND(SM)
                       LIPPER PRIME EUROPE EQUITY FUND(SM)
                             LIPPER MERGER FUND(SM)

                             The Lipper Funds, Inc.
                                 101 Park Avenue
                            New York, New York 10178

                                  1-800-LIPPER9
                              http://www.lipper.com
                             lipper.funds@lipper.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                __________, 2001

     The Lipper Funds, Inc. is an open-end, management investment company that offers four diversified portfolios: the Lipper High Income Bond Fund, the Lipper U.S. Equity Fund, the Lipper Prime Europe Equity Fund and the Lipper Merger Fund.

     This Statement of Additional Information is not itself a prospectus and may be distributed only if it is preceded or accompanied by a prospectus. You should read this SAI in conjunction with the Funds' Prospectuses, and you should not make an investment in the Funds solely upon the information contained herein. This Statement of Additional Information is incorporated by reference in its entirety into each of the Prospectuses.

     The financial statements for the Lipper High Income Bond Fund, Lipper U.S. Equity Fund and Lipper Prime Europe Equity Fund for the year ended December 31, 2000, which appear in those Funds' 2000 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, the Funds' independent accountants, also appearing therein, were previously filed electronically with the Securities and Exchange Commission and are incorporated herein by reference.

     You may obtain copies of each of the Fund's Prospectuses and 2000 Annual Reports without charge by writing or calling the Company at the address and toll free telephone number set forth above, by accessing our Internet site at http://www.lipper.com or by sending us an electronic request at the following e-mail address: lipper.funds@lipper.com.


     The Lipper Funds(SM), Lipper High Income Bond Fund(SM), Lipper U.S. Equity Fund(SM), Lipper Prime Europe Equity Fund(SM) and Lipper Merger Fund(SM) are not affiliated with Lipper Inc., a Reuters company.


     (C) 2001 Lipper & Company, Inc. All rights reserved. LIPPER & COMPANY, THE LIPPER FUNDS, LIPPER HIGH INCOME BOND FUND, LIPPER U.S. EQUITY FUND, LIPPER PRIME EUROPE EQUITY FUND and LIPPER MERGER FUND are trademarks and/or service marks of Lipper & Company, Inc.

                                TABLE OF CONTENTS

                                                                            Page

The Company...................................................................1

Investment Objectives, Strategies and Risks...................................1
   Investment Objectives and Principal Investment Strategies..................1
   Additional Investments and Investment Strategies...........................1
     Depositary Receipts......................................................1
     Convertible Securities...................................................2
     Warrants.................................................................2
     Illiquid and Restricted Securities.......................................3
     Preferred Stock..........................................................4
     Repurchase Agreements....................................................4
     Zero Coupon Securities, Pay-in-Kind Bonds and Discount Obligations.......4
     Index Securities.........................................................5
     Other Investment Funds...................................................5
     When-Issued and Delayed Delivery Securities..............................5
     U.S. Government Obligations..............................................6
     Bank Obligations.........................................................6
     Borrowing................................................................6
     Loans of Fund Securities.................................................7
     Short Sales..............................................................7
     Hedging and Derivatives..................................................8
        General Characteristics of Options....................................8
        Options on Securities Indices and Other Financial Indices............10
        Options on Currencies................................................10
        Forward Foreign Currency Exchange Contracts..........................11
        Combined Transactions................................................11
        Options Hedging......................................................11
        Use of Segregated and Other Special Accounts.........................11
   Investment Risks..........................................................12
     Non-U.S. Securities.....................................................12
     Short Sales and Options Hedging.........................................14
     Derivatives.............................................................14
     Non-U.S. Derivatives....................................................14
   Temporary Defensive Position..............................................14
   Turnover..................................................................15

Policies and Investment Limitations of the Funds.............................15

Management...................................................................17
   Board of Directors........................................................17
   Directors and Officers....................................................17
   Compensation of the Directors and Officers................................19
   Sales Loads...............................................................20
   Codes of Ethics...........................................................20

                                                                            Page

Control Persons and Principal Holders of Shares of the Funds.................20
   Control Persons...........................................................20
   Principal Holders of Shares of the Funds..................................20
   Management Ownership of Shares of the Funds...............................20

Investment Advisory and Other Services.......................................22
   Investment Advisers.......................................................22
   Investment Advisory Services and Compensation.............................22
   Rule 12b-1 Plans..........................................................23
     Retail Distribution Plan................................................23
     Group Retirement Servicing Plan.........................................24
   Administrator.............................................................25
   Custodian.................................................................26
   Transfer Agent............................................................26

Distribution of the Funds....................................................26
   Distribution of Securities................................................26
   Compensation..............................................................26
   Other Payments............................................................27
   Compensation to Dealers...................................................27

Brokerage Allocation and Other Practices.....................................27
   Brokerage Transactions....................................................27
   Brokerage Selection.......................................................28

Capital Stock................................................................29

Valuation of Shares..........................................................30

Additional Purchase, Redemption and Exchange Information.....................31
   Purchase, Redemption and Exchange of Shares...............................31
   Suspension of the Right of Redemption.....................................31
   Redemption in Kind........................................................31

Additional Information Concerning Taxation of the Funds......................32

Performance Data.............................................................35
   Average Annual Total Return...............................................35
   Aggregate Total Return....................................................36
   Thirty Day Yield..........................................................37
   Other Information Concerning Performance Data.............................38

Independent Accountants......................................................40

Counsel......................................................................40

Financial Statements.........................................................40

Appendix: Description of Corporate Bond Ratings.............................A-1

                                   THE COMPANY


     The Lipper Funds, Inc. ("The Lipper Funds" or the "Company") was organized as a corporation under the laws of the State of Maryland on August 22, 1995. The Company is an open-end, management investment company that offers four portfolios: the Lipper High Income Bond Fund; the Lipper Prime Europe Equity Fund (formerly known as the "Prime Lipper Europe Equity Fund"); the Lipper U.S. Equity Fund; and the Lipper Merger Fund (each, a "Fund" and collectively, the "Funds"). Lipper & Company, L.L.C. serves as the investment adviser to the High Income Bond Fund, the U.S. Equity Fund and the Merger Fund. Prime Lipper Asset Management serves as the investment adviser to the Europe Equity Fund. Other than the Lipper Merger Fund, each Fund is diversified.



                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

     The investment objectives and principal investment strategies of each Fund are described in the Prospectuses.

     The High Income Bond Fund will invest at least 80% of its total assets under normal market conditions in U.S. intermediate-term, high yield corporate bonds rated at the time of investment "Baa1" to "B3" by Moody's Investors Service, Inc. or "BBB+" to "B-" by Standard & Poor's Corporation, or in comparable securities. The Fund may invest up to 20% of its total assets in preferred stock (including convertible preferred stock), warrants, convertible securities, common stock or other equity securities. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed income securities that include such securities or in connection with actual or proposed conversion or exchange of fixed income securities. However, the Fund may also purchase equity securities not associated with fixed income securities when, in the opinion of the Adviser, such purchase is appropriate.

     The U.S. Equity Fund will invest at least 65% of its total assets under normal market conditions in large capitalization U.S. common stocks.

     The Merger Fund will invest at least 65% of its total assets under normal market conditions in issuers involved in mergers, acquisitions, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.

     The Europe Equity Fund will invest at least 65% of its total assets under normal market conditions in common stocks issued by medium and large capitalization European companies.

ADDITIONAL INVESTMENTS AND INVESTMENT STRATEGIES

     In addition to the principal investment strategies set forth in the Prospectuses, the Funds may make investments in the securities, and engage in the investment strategies, set forth below.

     DEPOSITARY RECEIPTS

     The Funds may invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and other types of Depositary Receipts. Depositary Receipts evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depository or custodian bank. Depositary Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depository bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depositary Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets. The Funds will treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies. While Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted, they entail certain of the risks associated with investments in non-U.S. securities.

     Depositary Receipts that are not sponsored by the issuer of the underlying securities may not have unlimited voting rights. A purchaser of such unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying security as with sponsored Depositary Receipts. Each Fund will limit its investment in such unsponsored Depositary Receipts to no more than 5% of the value of such Fund's net assets (at the time of investment).

     CONVERTIBLE SECURITIES

     The Funds may invest in convertible securities, including bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore will also react to variations in the general market for equity securities. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     A unique feature of convertible securities is that as the market price of the underlying security declines, convertible securities tend to trade increasingly on a yield basis, and thus may not experience market value declines to the same extent as the underlying security. When the market price of the underlying security increases, the price of the convertible security tends to rise as a reflection of the value of the underlying security. Fixed income convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuer of fixed income convertible securities may default on its obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A fixed income convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature that enables the holder to benefit from increases in the market price of the underlying security. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     WARRANTS

     The Funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date.

     ILLIQUID AND RESTRICTED SECURITIES

     Each Fund may invest up to 15% of its assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investments. Illiquid securities include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations and may involve the risk that a Fund may be unable to sell such a security at the desired time. The price at which a Fund values these securities could be less than that originally paid by the Fund or less than that which may be considered the fair value of the securities. In addition, each Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. These factors may have an adverse effect on a Fund's ability to dispose of particular securities and may limit a Fund's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

     Each Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. Rule 144A allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Advisers anticipate that the market for certain restricted securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-U.S. issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     The Advisers will monitor the liquidity of restricted and other illiquid securities under the supervision of the Company's Board of Directors. In reaching liquidity decisions with respect to Rule 144A securities, the Advisers will consider, among others, the following factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for a Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A security, the method of soliciting offers and the mechanics of the transfer).

     The Funds may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Funds who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors such as the Funds through, or with the assistance of, the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.

     If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.

     PREFERRED STOCK

     The Funds may invest in preferred stocks. Generally, preferred stocks are non-voting shares of a corporation that pay a fixed or variable stream of dividends. Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is subordinate to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     REPURCHASE AGREEMENTS

     The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The Funds will enter into repurchase agreements to generate additional income. The repurchase price under the repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term interest rates (that may be more or less than the interest rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Company's custodian, sub-custodian or in the Federal Reserve/Treasury book-entry system. Each Fund will enter into repurchase agreements only with counterparties determined to be creditworthy by the Advisers. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS

     The High Income Bond Fund may invest in zero coupon securities and pay-in-kind bonds. In addition, each Fund may acquire certain debt securities at a discount. These discount obligations involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, consisting of the amortization of the discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities, sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date. The High Income Bond Fund may also purchase pay-in-kind bonds, which pay all or a portion of their interest in the form of additional debt or equity securities.

     Zero coupon securities, pay-in-kind bonds and discount obligations tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and discount obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Under current federal income tax law, the High Income Bond Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the High Income Bond Fund will elect similar treatment for any market discount with respect to discount obligations. Accordingly, the High Income Bond Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

     INDEX SECURITIES

     The U.S. Equity Fund may invest in various securities that are intended to track broad-based U.S. market Indices, including Standard & Poor's Depositary Receipts (SPDRs), Diamonds and NASDAQ-100 Shares. SPDRs represent units in a trust that holds a portfolio of common stocks that closely tracks the price, performance and dividend yield of the S&P 500 Index. SPDRs also entitle holders to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio. Diamonds represent units in an investment trust that holds the 30 component stocks comprising the Dow Jones Industrial Average (DJIA) and are designed to track the performance of the DJIA. Diamonds pay monthly dividends that correspond to the dividend yields of the DJIA component stocks. NASDAQ-100 Shares represent ownership in the NASDAQ-100 Trust, a unit investment trust that accumulates and holds a portfolio of equity securities that track the NASDAQ-100 Index. NASDAQ-100 Shares are designed to track the performance and dividend yield of the NASDAQ-100 Index. SPDRs and Diamonds are listed on the American Stock Exchange. NASDAQ-100 Shares are listed on the NASDAQ Stock Market.

     The Europe Equity Fund may invest in various securities that track broad-based European market Indices.

     OTHER INVESTMENT FUNDS

     Each Fund may invest in the securities of other investment funds to the extent permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act"). Under the Investment Company Act, each Fund as a general rule may invest up to 10% of its total assets in shares of other investment funds and up to 5% of its total assets in any one investment fund, provided that the investment does not represent more than 3% of the voting stock of the acquired investment fund. By investing in another investment fund, a Fund bears a ratable share of the other investment fund's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment. In addition, each Fund may, in the future, seek to achieve its investment objective through the adoption of a "master-feeder" structure pursuant to which a Fund would invest all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     Each Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued and delayed delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price. A Fund will generally not pay for such securities or start earning income on them until they are received. Fixed income securities purchased on a when-issued or delayed delivery basis are recorded as an asset and are subject to changes in value based, among other factors, upon changes in the general level of interest rates. A Fund will make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

     When a Fund agrees to purchase when-issued or delayed delivery securities, The Chase Manhattan Bank, The Lipper Funds' custodian (the "Custodian"), will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed delivery transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     U.S. GOVERNMENT OBLIGATIONS

     Each Fund may hold certain types of U.S. government securities, including U.S. Treasury Bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Resolution Trust Corporation, Tennessee Valley Authority and the U.S. Postal Service.

     BANK OBLIGATIONS

     Each Fund may invest in bank obligations, including negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

     BORROWING

     Each Fund may borrow only from banks or by entering into reverse repurchase agreements, in aggregate amounts not to exceed 33 1/3 % of its total assets (including the amount borrowed) less its liabilities (excluding the amount borrowed), and only for temporary or emergency purposes. Bank borrowings may be from U.S. or foreign banks and may be secured or unsecured. Each Fund may also borrow by entering into reverse repurchase agreements, pursuant to which it would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date and price. Each Fund may also enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase such securities. Each Fund will enter into reverse repurchase agreements only with counterparties determined to be creditworthy by its Adviser.

     LOANS OF FUND SECURITIES

     Each Fund may lend securities from its portfolio to brokers, dealers and other financial organizations in order to generate additional income. There is no limitation on the amount of securities that a Fund may loan. The Funds may not lend their portfolio securities to their Advisers or their affiliates without specific authorization from the Securities and Exchange Commission. The Funds may lend portfolio securities consisting of cash or securities that are consistent with their permitted investments, against collateral that is equal at all times to at least 100% of the value of the securities loaned. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or securities that are consistent with its permitted investments, that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, that is unaffiliated with the Funds or the Advisers, and that is acting as a "finder." With respect to loans by a Fund of its portfolio securities, such Fund would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by a Fund in connection with such loans would be invested in securities in which such Fund is permitted to invest. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisers to be of good standing and only when, in the judgment of the Advisers, the income to be earned from the loans justifies the attendant risks.

     SHORT SALES

     The Funds may make short sales of securities "against the box." A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale a Fund owns or has the immediate and unconditional right to acquire the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

     In addition, the Funds (especially the Merger Fund) may employ various hedging techniques, including short selling, in an effort to reduce the risks associated with certain of its investments. A short sale is the sale of a security not owned by the seller. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the Fund may purchase common stock of the target company and, at approximately the same time, sell short an equivalent amount of the acquiring company's common stock and/or other securities. Typically, such short sale will be made with the intention of later closing out (i.e., covering) the short position with the securities of the acquiring company received upon consummation of the acquisition. In such case, the purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company's shares and its short position in the acquiring company's securities. A short position may also be employed when the Adviser believes a transaction will break up, seeking to profit from a decline in the target company's share price.

     There are two requirements for a short sale: (1) for listed securities, the sale must be executed on an uptick, a price which is higher than the previous trade which occurred at a different price; and (2) the seller must be able to borrow the stock so it can deliver the shares to the buyer. On the trade settlement date, the Fund's custodian delivers the borrowed stock to the buyer in exchange for the cash proceeds of the sale. In turn, the custodian delivers the cash to the security lender as a collateral deposit against the security loan. The lender invests the collateral and may rebate to the Fund a negotiated portion of the interest earned. The borrower of a security is responsible for making all payments to the lender on the shares sold short. Any dividends declared must be paid on the payment date.

     At all times when a Fund does not own, or have an unconditional right to receive, securities which are sold short, such Fund will maintain or segregate, collateral consisting of cash, cash equivalents or liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

     HEDGING AND DERIVATIVES

     Each Fund is authorized to use various hedging and investment strategies to hedge market risks (such as broad or specific market movements and interest rates, or other factors relevant to the Fund's investments, such as rates of inflation), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase the Fund's income or gain. The Funds will not be obligated, however, to use any Derivatives (as defined below) and make no representations as to the availability or use of these techniques at this time or at any time in the future. "Derivatives," as used herein, refers to the purchase and sale (or writing) of exchange listed and over-the-counter put and call options on securities, securities Indices, currencies and other financial instruments, and entering into currency forward contracts. Over time, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur. The Funds will not engage in transactions in futures or options on futures.

     Derivatives may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the Derivatives markets as a substitute for purchasing or selling particular securities or to seek to enhance a Fund's income or gain. Each Fund may use any or all types of Derivatives at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of the Funds to utilize Derivatives successfully will depend on the Advisers' ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select securities. The use of Derivatives in certain circumstances will require a Fund to segregate cash or other liquid assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument.

     Set forth below is a detailed discussion of Derivatives that may be used by the Advisers on behalf of the Funds.

     GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving such Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, index or other instrument might be intended to protect such Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the Options Clearing Corporation as an example, but is also applicable to other similar financial intermediaries.

     OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

     Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other "counterparties" through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, that generally have standardized terms and performance mechanics, all of the terms of an over-the-counter option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use over-the-counter options will generally only enter into over-the-counter options that have cash settlement provisions, although it will not be required to do so.

     Unless the parties provide for it, no central clearing or guarantee function is involved in an over-the-counter option. As a result, if a counterparty fails to make or take delivery of the security or other instrument underlying an over-the-counter option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, such Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, a Fund's Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the over-the-counter option will be met. A Fund will enter into over-the-counter option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of

New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that its Adviser deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, over-the-counter options purchased by a Fund and the amount of such Fund's obligation pursuant to an over-the-counter option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

     If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by such Fund or will increase such Fund's income. Similarly, the sale of put options can also provide gains.

     A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities Indices. All calls sold by a Fund must be "covered" (that is, the Fund must own the securities subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

     Each Fund reserves the right to purchase or sell options on instruments and Indices that may be developed in the future to the extent consistent with applicable law, such Fund's investment objective and the restrictions set forth herein.

     Each Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities Indices. A Fund will not sell put options if, as a result, more than 50% of such Fund's assets would be required to be segregated to cover its potential obligations under put options. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. Each Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, a Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an over-the-counter option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     OPTIONS ON CURRENCIES. Each Fund may purchase and sell put and call options on foreign currencies for the purposes of protecting against declines in the U.S. dollar value of non-U.S. portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of non-U.S. securities to be acquired. Each Fund may use options on currency to cross-hedge, which involves writing or purchasing options of one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transactions costs. In addition, a Fund may purchase call or put options on a currency for non-hedging purposes when its Adviser anticipates that the currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Investment Risks."

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund may enter into forward foreign currency exchange contracts that provide for the purchase or sale of an amount of a specified currency at a future date. Forward contracts may be used to (1) protect against fluctuations in the value of a foreign currency against the U.S. dollar between the trade date and settlement date when a Fund purchases or sells securities, (2) lock in the U.S. dollar value of dividends declared on securities held by a Fund, and (3) generally protect the U.S. dollar value of securities held by a Fund against exchange rate fluctuation.

     COMBINED TRANSACTIONS. A Fund may enter into multiple transactions, including multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of its Adviser, it is in the best interests of such Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on its Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of such Fund's management objective.

     OPTIONS HEDGING. A Fund may also use put and call options to attempt to hedge its investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. A call option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to purchase the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option will normally vary inversely with the market price of the underlying security. Consequently, by purchasing put options securities, it may be possible for a Fund to partially offset any decline in the market value of certain of the equity positions it holds. Also, in connection with the Merger Fund's merger arbitrage strategy involving a pending corporate reorganization, the Merger Fund may write (i.e., sell) uncovered put options. The Funds may also purchase and sell call options to reduce the risks associated with individual investments and to increase total investment return.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many Derivatives by a Fund will require, among other things, that such Fund segregate cash or other assets with the Custodian, or a designated sub-custodian, to the extent such Fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or other assets at least equal to the current amount of the obligation must be segregated with the Custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require such Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require such Fund to own portfolio securities that correlate with the index or to segregate assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require such Fund to segregate assets equal to the exercise price.

     Over-the-counter options entered into by a Fund, including those on securities, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although such Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by such Fund other than those described above generally settle with physical delivery, and such Fund will segregate an amount of assets equal to the full value of the option. Over-the-counter options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by such Fund. Moreover, instead of segregating assets if it holds a forward contract, a Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

INVESTMENT RISKS

     The principal risks of investing in each Fund is described in the Fund's Prospectus. Each Fund may also be subject to the additional investment risks set forth below.

     NON-U.S. SECURITIES

     The Europe Equity Fund will, and the High Income Bond Fund, U.S. Equity Fund and Merger Fund may from time to time, invest in securities of non-U.S. corporate and government issuers. The U.S. Equity Fund may invest up to 15% of its total assets in Depositary Receipts and equity securities issued by non-U.S. issuers. The High Income Bond Fund may invest up to 15% of its total assets in non-U.S. dollar-denominated securities. Securities of non-U.S. issuers may trade in U.S. or non-U.S. securities markets. Securities of non-U.S. issuers involve certain considerations and risks not typically associated with investing in securities of U.S. companies or the U.S. Government, including uncertainties regarding future social, political and economic developments, the possible imposition of foreign withholding taxes on dividend income payable on securities held by a Fund, the possible seizure or nationalization of non-U.S. assets and the possible establishment of non-U.S. government laws or restrictions that might adversely affect the payment of interest on equity securities held by a Fund. Because a Fund may invest in the securities of non-U.S. issuers denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in that Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of that Fund. Non-U.S. securities markets may have substantially less volume and may be smaller, less liquid and subject to greater price volatility than U.S. markets. Delays or problems with settlement in non-U.S. markets could affect the liquidity of a Fund's foreign investments and adversely affect performance. Investment in non-U.S. securities also may result in higher brokerage and other costs and the imposition of transfer taxes or transaction charges. Investment by a Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain issuers or countries and may increase the costs and expenses of a Fund. In addition, the repatriation of both investment income and capital from some countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. In addition, there may be less publicly available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. Finally, in the event of a default in any such non-U.S. obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such securities.

     On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" that is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the Euro, it is possible that it could increase volatility in financial markets worldwide and adversely affect the value of a Fund's shares.

     SHORT SALES AND OPTIONS HEDGING

     A Fund's use of options and short selling to reduce the risks associated with certain of its investments entails additional risks. A Fund engages in options hedging in an attempt to limit or cushion downside risk. Hedging seeks to preserve portfolio capital value by offsetting declines in the value of one investment by investing in another instrument whose price is inversely related to the price of the first investment. Thus, although options hedging may limit the profits when the price of the underlying security moves in the direction anticipated by the Fund, it may also reduce the risks of both short-selling and taking long positions in certain transactions. It may also generate income.

     For example, the purpose of the Merger Fund's use of a short sale and various options techniques is to protect against a decline in the market value of the acquiring company's securities prior to the completion of the transaction. However, should the transaction be called off or otherwise not completed, the Merger Fund may realize losses on both its long position in the target company's securities and its short position in the acquiring company's securities. Notwithstanding, the Merger Fund's Adviser believe that, when used for hedging purposes, short sales and options transactions should be viewed less as speculative strategies than as techniques to help protect the assets of the Merger Fund against unfavorable market conditions that might otherwise adversely affect certain of its investments. Nonetheless, options transactions involve special risks including (1) possible imperfect correlation between the price movements of the option and the underlying security and (2) lack of assurance of a liquid secondary market for any given option at any particular time and possible price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired.

     At all times when a Fund does not own, or have an unconditional right to receive, securities which are sold short, such Fund will maintain, or segregate, collateral consisting of cash, cash equivalents or liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

     Fluctuations in the price of the security underlying an option produce changes in the price of the option that are significantly greater (expressed as a percentage of the investment in the option) than the corresponding change in price of the underlying security (expressed as a percentage of the investment in the underlying security). The increased magnitude of gain or loss relative to investment that is characteristic of options is similar in effect to the utilization of leverage.

     DERIVATIVES

     Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Advisers' views as to certain market movements is incorrect, the risk that the use of Derivatives could result in greater losses than if they had not been used. Use of put and call options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security they might otherwise not purchase or sell. The use of currency transactions could result in a Fund's incurring losses as a result of the imposition of exchange controls or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses may be greater than if Derivatives had not been used.

     The use of options transactions entails certain special risks. In particular, options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. Currency exchange rates may fluctuate based on factors extrinsic to the issuing countries' economies.

     Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

     NON-U.S. DERIVATIVES

     When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities and other instruments. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

TEMPORARY DEFENSIVE POSITION

     For temporary defensive purposes, an Adviser may invest up to all of a Fund's assets in cash and/or high quality short-term U.S. debt instruments. An Adviser may also at any time invest some of a Fund's assets in these instruments to meet redemptions and to cover operating expenses. If an Adviser takes a temporary defensive position, a Fund may not achieve its investment objectives.

TURNOVER

     The portfolio turnover rate of a Fund is calculated by dividing the lesser of sales or purchases of portfolio securities for any given year by the average monthly value of the Fund's portfolio securities for that year. For purposes of this calculation, no regard is given to securities having a maturity or expiration date at the time of acquisition of one year or less. Portfolio turnover directly affects the amount of transaction costs that are borne by each Fund. Higher portfolio turnover results in the incurrence of higher transaction costs.

     The "Financial Highlights" section of each Fund's Prospectus (other than the Prospectus for the Merger Fund) sets forth the portfolio turnover rates for the respective Fund. The Funds have not experienced any significant variation in their portfolio turnover rates over the two most recently completed fiscal years. Nor do the Funds anticipate any variation in their portfolio turnover rates in the fiscal year ending December 31, 2001, from the reported portfolio turnover rates for the fiscal year ended December 31, 2000.


                POLICIES AND INVESTMENT LIMITATIONS OF THE FUNDS

     Policies numbered 1 through 8 below are fundamental policies and may not be changed with respect to a Fund without a vote of that Fund's shareholders. Each Fund's investment objectives (as set forth in the Fund's Prospectus) and policies numbered 9 through 12 below may be changed by the Company's Board of Directors without shareholder approval at any time.


     1. Except for the Lipper Merger Fund, a Fund may not purchase the securities of any one issuer if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation and provided that there is no limitation with respect to investments in U.S. Government Securities, and provided further that a Fund may invest all or substantially all of its assets in another regulated investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to such Fund.


     2. A Fund may not borrow money, except that each Fund may borrow money from banks or enter into reverse repurchase agreements, in each case for temporary or emergency purposes only (not for leveraging or investment), in aggregate amounts not exceeding 33 1/3% of the value of its total assets at the time of such borrowing. For purposes of the foregoing investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings. Additional investments will not be made by a Fund when borrowings exceed 5% of its total assets.

     3. A Fund may not issue senior securities, except as permitted under the Investment Company Act.

     4. A Fund may not purchase any securities that would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that there is no limitation with respect to investments in U.S. Government Securities, and provided further, that a Fund may invest all or substantially all of its assets in another regulated investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to such Fund. In such circumstances, the Fund would invest all or substantially all of its assets in another regulated investment company in connection with the adoption by The Lipper Funds of a "master-feeder" structure.

     5. A Fund may not make loans, except that it may purchase or hold debt instruments in accordance with its investment objective and policies, may lend its portfolio securities as described in its Prospectus and may enter into repurchase agreements with respect to portfolio securities.

     6. A Fund may not act as an underwriter of securities, except insofar as it may be deemed an underwriter under applicable securities laws in selling portfolio securities.

     7. A Fund may not purchase or sell real estate or real estate limited partnerships, provided that it may purchase securities of issuers that invest in real estate or interests therein.

     8. A Fund may not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investment in securities or other instruments backed by or indexed to, or representing interests in, physical commodities or investing or trading in Derivatives), or invest in oil, gas or mineral exploration or development programs or in mineral leases.

     9. A Fund may not invest more than 15% of the value of its assets in securities that are illiquid, provided, however, that a Fund may invest all or substantially all of its assets in another regulated investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to such Fund.


     10. A Fund may not purchase securities on margin, make short sales of securities or maintain a short position, except (a) that a Fund may make short sales "against the box", (b) in connection with Derivatives, and (c) that a Fund may make short sales or maintain a short position in accordance with its investment policies as set forth in the Prospectus and Statement of Additional Information. At all times when a Fund does not own, or have an unconditional right to receive, securities which are sold short, such Fund will maintain, or segregate, collateral consisting of cash, cash equivalents or liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

     11. A Fund may not write or sell puts, calls, straddles, spreads or combinations thereof except (a) in connection with Derivatives and (b) in accordance with its investment policies as set forth in the Prospectus and Statement of Additional Information. At all times when a Fund does not own, or have an unconditional right to receive, securities that are subject to a written (or sold) put option, such Fund will maintain, or segregate, collateral consisting of cash, cash equivalents or liquid securities equal in value on a daily marked-to-market basis to the securities sold short.


     12. A Fund may not purchase securities of other investment companies except as permitted under the Investment Company Act or in connection with a merger, consolidation, acquisition or reorganization.

     The percentage limitations set forth above apply at the time a transaction is effected. Subsequent changes in a percentage resulting from market fluctuations or any other cause other than a direct action by a Fund will not require the Fund to dispose of its securities or to take other action to satisfy the percentage limitation. Thus, if a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation. However, with respect to investment restriction 2 above, to the extent that asset coverage with respect to borrowings falls at any time below 300%, then the Fund will within three business days or such longer period as the SEC may prescribe, reduce the amount of borrowings so that asset coverage shall be at least 300%.

     Each Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to a Fund. In such event, the Fund's investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other investment company.

                                   MANAGEMENT

BOARD OF DIRECTORS

     The Board of Directors manages the business and affairs of The Lipper Funds and is responsible for the overall management and operations of each Fund. The Board of Directors approves all significant agreements between The Lipper Funds and the persons or companies that furnish services to it, including agreements with the Lipper & Company, L.L.C. and Prime Lipper Asset Management, the Funds' investment advisers (each, an "Adviser" and collectively, the "Advisers"), Lipper & Company, L.P., the Company's principal underwriter and distributor (the "Distributor"), J.P. Morgan Investor Services Co., the Company's administrator and transfer agent (the "Administrator"), and The Chase Manhattan Bank, the Company's custodian. The Board of Directors delegated the day-to-day operations of The Lipper Funds to the Advisers and the Administrator.

DIRECTORS AND OFFICERS

     The directors and officers of The Lipper Funds, their addresses, ages and principal occupations during the past five years are set forth below:

-----------------------------------------------------------------------------------------------------------------------------
              (1)                          (2)                                            (3)
-----------------------------------------------------------------------------------------------------------------------------
             NAME,                   POSITION(S) HELD                           PRINCIPAL OCCUPATION(S)
        ADDRESS AND AGE              WITH THE COMPANY                             DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
Kenneth E. Lipper*               Director, Chairman of     Chief Executive Officer, Managing Member and President of Lipper
9401 Wilshire Boulevard          the Board and President   & Company, L.L.C. since 1995; Co-chairman of Prime Lipper Asset
Suite 780                                                  Management and its Investment Committee since 1992; Chief
Beverly Hills, CA 90212-2933                               Executive Officer and President of Lipper & Company, L.P. since
Age: 75                                                    1991; Chairman, Chief Executive Officer and President of Lipper
                                                           & Company, Inc. since 1987.
-----------------------------------------------------------------------------------------------------------------------------
Abraham Biderman*                Director, Executive       Executive Vice President of Lipper & Company, L.L.C. since 1995;
101 Park Avenue                  Vice President,           Executive Vice President and Member of the Investment Committee
New York, NY 10178               Treasurer and Secretary   of Prime Lipper Asset Management since 1992; Executive Vice
Age: 53                                                    President of Lipper & Company, L.P. since 1991; Executive Vice
                                                           President of Lipper & Company, Inc. since 1990.
-----------------------------------------------------------------------------------------------------------------------------
Stanley Brezenoff**              Director                  Chief Executive Officer of Maimonides Medical
510 E. 23rd Street                                         Center since February 1995; Executive Director of Port
New York, NY 10010                                         Authority of New York and New Jersey from September 1990
Age: 64                                                    through February 1995.
-----------------------------------------------------------------------------------------------------------------------------
Martin Maltz**                   Director                  Principal Scientist, Xerox Corporation.
25 Dunrovin Lane
Rochester, NY 14618
Age: 60
-----------------------------------------------------------------------------------------------------------------------------

-----------
* Director considered to be an "interested person" of The Lipper Funds as defined in the Investment Company Act.

** Member of The Lipper Funds' Audit Committee and Nominating Committee.

-----------------------------------------------------------------------------------------------------------------------------
              (1)                          (2)                                            (3)
-----------------------------------------------------------------------------------------------------------------------------
             NAME,                   POSITION(S) HELD                           PRINCIPAL OCCUPATION(S)
        ADDRESS AND AGE              WITH THE COMPANY                             DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
Irwin E. Russell**               Director                  Attorney, Law Offices of Irwin E. Russell since November 1992.
9401 Wilshire Boulevard
Suite 780
Beverly Hills, CA 90212-2933
Age: 75
-----------------------------------------------------------------------------------------------------------------------------
Steven Finkel                    Executive Vice President  Executive Vice President of Lipper & Company, L.L.C. since 1995;
101 Park Avenue                                            Executive Vice President of Lipper & Company, L.P. since 1991;
New York, NY 10178                                         Executive Vice President of Lipper & Company, Inc. since 1987.
Age: 54
-----------------------------------------------------------------------------------------------------------------------------
Lawrence S. Block                Vice President            General Counsel, Lipper & Company, L.P., Lipper & Company,
101 Park Avenue                                            L.L.C. and their affiliates since 1998; Attorney, Cadwalader,
New York, NY 10178                                         Wickersham & Taft from 1996 through 1997.
Age:  34
-----------------------------------------------------------------------------------------------------------------------------
Kim B. Fields                    Vice President            Vice President for Marketing and Product Development, Lipper &
101 Park Avenue                                            Company, L.P., Prime Lipper Asset Management and their affiliate
New York, NY 10178                                         since 1998; Fixed income research analyst, Lipper & Company,
Age:  32                                                   L.P. and Lipper Convertibles, L.P. from 1996 through 1998.
-----------------------------------------------------------------------------------------------------------------------------
Daniella Lipper                  Vice President            Vice President and Fixed Income and Convertible Arbitrage
101 Park Avenue                                            Analyst, Lipper & Company, L.P. since 2000 and from May 1998
New York, NY 10178                                         through September 1998; Research Analyst, Bloomberg, L.P. from
Age:  27                                                   September 1997 through April 1998; Investment Banking, Bear
                                                           Stearns & Co., from September 1995 through September 1997.
-----------------------------------------------------------------------------------------------------------------------------
Karl O. Hartmann                 Assistant Secretary       Senior Vice President, Secretary and General Counsel of J.P.
J.P. Morgan Investor                                       Morgan Investor Services Co. ("JPMISC") since November 1991.
 Services Co.
73 Tremont Street
Boston, MA 02108-3913
Age: 46
-----------------------------------------------------------------------------------------------------------------------------
Ellen Watson                     Assistant Secretary       Supervisor of State Regulation of JPMISC since November 1991.
J.P. Morgan Investor
 Services Co.
73 Tremont Street
Boston, MA 02108-3913
Age: 43
-----------------------------------------------------------------------------------------------------------------------------
Helen A. Robichaud               Assistant Secretary       Vice President and Associate General Counsel of JPMISC since
J.P. Morgan Investor                                       August 1994.
 Services Co.
73 Tremont Street
Boston, MA 02108-3913
Age: 49
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
              (1)                          (2)                                            (3)
-----------------------------------------------------------------------------------------------------------------------------
             NAME,                   POSITION(S) HELD                           PRINCIPAL OCCUPATION(S)
        ADDRESS AND AGE              WITH THE COMPANY                             DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
Patricia M. Leyne                Assistant Treasurer       Vice President and Senior Manager of JPMISC since August 1999;
J.P. Morgan Investor                                       Assistant Vice President of Fund Administration of JPMISC from
 Services Co.                                              July 1998 through August 1999; Assistant Treasurer of JPMISC
73 Tremont Street                                          from November 1996 through July 1998; Supervisor of JPMISC from
Boston, MA 02108-3913                                      September 1995 through November 1996.
Age: 33
-----------------------------------------------------------------------------------------------------------------------------

COMPENSATION OF THE DIRECTORS AND OFFICERS

         The Lipper Funds does not pay any compensation to any officer or employee of either of the Advisers or the Administrator for serving as an officer or director of The Lipper Funds, including Messrs. Lipper and Biderman. The Lipper Funds pays each director who is not a director, officer or employee of either of the Advisers or the Administrator (or any of their affiliates) a fee of $8,000 per annum (which was increased to $13,000 per annum on June 20, 2001) plus $500 per quarterly meeting attended and reimburses them for their travel and out-of-pocket expenses. The Lipper Funds does not provide any pension or retirement benefits to any of its directors. The aggregate amount of fees paid to each non-interested director of The Lipper Funds during the fiscal year ended December 31, 2000 is set forth below:

--------------------------------------------------------------------------------
        (1)                             (2)                           (3)
--------------------------------------------------------------------------------
NAME OF BOARD MEMBER         AGGREGATE COMPENSATION           TOTAL COMPENSATION
--------------------------------------------------------------------------------
Stanley Brezenoff                     $10,000                       $10,000
--------------------------------------------------------------------------------
Martin Maltz                          $10,000                       $10,000
--------------------------------------------------------------------------------
Irwin Russell                         $10,000                       $10,000
--------------------------------------------------------------------------------

     In addition, the Company reimbursed directors for travel and out-of-pocket expenses for the fiscal year ended December 31, 2000 in the aggregate amount of $16,528.

     By virtue of the responsibilities assumed by the Funds' Advisers, the Administrator and their affiliates under their respective agreements with The Lipper Funds, The Lipper Funds itself requires no employees other than its officers.

SALES LOADS

     The Lipper Funds does not charge investors any sales loads for the Funds. The Lipper Funds offers shares of the Funds to directors, officers and other affiliated persons on the same terms as it offers such shares to the public.

CODES OF ETHICS

     The Lipper Funds, the Advisers and the Distributor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes of ethics permit persons subject to the codes to invest in securities for their personal accounts, but restrict such persons from investing in securities that may be purchased or held by any of the Funds at certain times and under certain circumstances.

          CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES OF THE FUNDS

CONTROL PERSONS

     Listed below are the names, addresses and percentage ownership of those shareholders of record of each Fund who own greater than 25% of the shares of a class of a Fund as of [__________], 2001. Because of their percentage ownership of shares of a class, such shareholders are deemed to be "control persons" of such class. In the event of a vote by all of shareholders of The Lipper Funds or by the shareholders of a particular Fund, the vote of such "control person" will have greater weight than the vote of other shareholders.

                                   NAME AND ADDRESS
FUND AND CLASS OF SHARES           OF SHAREHOLDER                PERCENTAGE HELD
------------------------           ----------------              ---------------

[to be inserted]


PRINCIPAL HOLDERS OF SHARES OF THE FUNDS

     Listed below are the names, addresses and percentage ownership of those shareholders of record of each Fund who own greater than 5% of the shares of a class of a Fund as of [_________], 2001:

                                   NAME AND ADDRESS
FUND AND CLASS OF SHARES           OF SHAREHOLDER                PERCENTAGE HELD
------------------------           ----------------              ---------------


MANAGEMENT OWNERSHIP OF SHARES OF THE FUNDS

     Listed below are the number of shares of each class of each Fund owned beneficially by all directors and officers of The Lipper Funds as a group as of [________], 2001:

                                         NUMBER OF SHARES             PERCENTAGE
FUND AND CLASS                           BENEFICIALLY OWNED           OWNERSHIP
--------------                           ------------------           ----------
HIGH INCOME BOND FUND
     Premier Shares                         [________]                  [___]%
     Retail Shares                          [________]                  [___]%
     Group Retirement Plan Shares           [________]                  [___]%

EUROPE EQUITY FUND
     Premier Shares                         [________]                  [___]%
     Retail Shares                          [________]                  [___]%
     Group Retirement Shares                [________]                  [___]%

U.S. EQUITY FUND
     Premier Shares                         [________]                  [___]%
     Retail Shares                          [________]                  [___]%
     Group Retirement Plan Shares           [________]                  [___]%

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISERS

     Lipper & Company, L.L.C. serves as the investment adviser to the High Income Bond Fund, the U.S. Equity Fund and the Merger Fund. Prime Lipper Asset Management serves as investment adviser to the Europe Equity Fund. The Advisers are located at 101 Park Avenue, New York, New York 10178, and are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

     Lipper & Company, L.L.C. is an affiliate of Lipper & Company, L.P., the principal underwriter and distributor of The Lipper Funds. Lipper & Company, L.P. is a privately owned investment management and investment banking firm founded in 1987. At December 31, 2000, Lipper & Company, L.P. and its affiliates managed assets having an aggregate market value on a gross basis of approximately $5.5 billion on behalf of its institutional and high net worth clients. Lipper and its affiliates serve as the general partner and/or investment adviser to several U.S. and non-U.S. investment limited partnerships and mutual funds that offer complementary investment strategies in intermediate-term high yield bonds, hedged convertible securities, investment grade bonds, U.S. and European large capitalization equity securities and merger arbitrage. Lipper & Company, L.P. is registered as a broker-dealer with the SEC, the NASD and a majority of the States, and as an investment adviser with the SEC. Lipper & Company, L.P.'s address is the same as that of the Advisers.

     Prime Lipper Asset Management is a joint venture between Lipper Europe, L.P., an affiliate of Lipper & Company, L.P., and Prime USA Inc., a wholly owned subsidiary of Prime S.p.A. Lipper Europe is a limited partnership for which Lipper & Company, Inc. is the general partner and Lipper & Company, L.P. is the limited partner.

     Prime S.p.A. is a subsidiary of Assicurazioni Generali S.p.A., the Italian insurance company. Prime, through subsidiaries and affiliates, is among the oldest asset managers in Italy, and specializes in management of portfolios invested in European issuers, with approximately $8.6 billion of assets under management as of December 31, 2000 from domestic and international investors.

     Kenneth Lipper, Chairman and President of The Lipper Funds, is a control person of the Funds' Advisers and the Distributor. Mr. Lipper is the Chief Executive Officer, President and Managing Member of Lipper & Company, L.L.C., Chief Executive Officer and President of Lipper & Company, L.P., and Co-Chairman of Prime Lipper Asset Management and its Investment Committee. Abraham Biderman, a Director, Secretary, Treasurer and Executive Vice President of The Lipper Funds, is an Executive Vice President of Lipper & Company, L.P. and the Advisers and a member of the Investment Committee of Prime Lipper Asset Management. Guido Guzzetti, Director of PrimeGest S.p.A., is Co-Chairman of Prime Lipper Asset Management and its Investment Committee. Steven Finkel, an Executive Vice President of The Lipper Funds, is an Executive Vice President of Lipper & Company, L.L.C. and Lipper & Company, L.P. Daniella Lipper, a Vice President of The Lipper Funds, is a control person of the Funds' Advisers and the Distributor and is a Vice President of Lipper & Company, L.P. Lawrence Block, a Vice President of The Lipper Funds, is General Counsel for Lipper & Company, L.P. and the Advisers. Kim Fields, a Vice President of The Lipper Funds, is Vice President for Marketing and New Product Development for Lipper & Company, L.P. and the Advisers.

INVESTMENT ADVISORY SERVICES AND COMPENSATION

     The Advisers serve as the Funds' investment advisers pursuant to separate written advisory agreements approved by the Company's Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act) of The Lipper Funds or the Advisers.

     The Lipper Funds has agreed to pay Lipper & Company, L.L.C. under separate investment advisory agreements an annual fee computed daily and paid monthly at the annual rate of 0.75% of the High Income Bond Fund's average daily net assets, 0.85% of the U.S. Equity Fund's average daily net assets and 1.35% of the Merger Fund's average daily net assets. The Lipper Funds has agreed to pay Prime Lipper Asset Management under an investment advisory agreement an annual fee computed daily and paid monthly at the annual rate of 1.10% of the Europe Equity Fund's average daily net assets. From time to time, the Advisers may voluntarily waive for a period of time all or a portion of their investment advisory fees with respect to any of the Funds.

     The following tables set forth the amount of fees the Funds paid to the Advisers and the amount of advisory fees (if any) waived by the Advisers:

                           MANAGEMENT FEES PAID BY THE
                HIGH INCOME BOND FUND TO LIPPER & Company, L.L.C.

         Period                  Management Fees Paid     Management Fees Waived
         ------                  --------------------     ----------------------
Year ended December 31, 2000           $432,165                  $139,967
Year ended December 31, 1999           $522,540                  $140,133
Year ended December 31, 1998           $553,087                  $137,400

                           MANAGEMENT FEES PAID BY THE
                  U.S. EQUITY FUND TO LIPPER & Company, L.L.C.

         Period                  Management Fees Paid     Management Fees Waived
         ------                  --------------------     ----------------------
Year ended December 31, 2000           $ 80,202                  $131,597
Year ended December 31, 1999           $118,893                  $110,370
Year ended December 31, 1998           $110,556                  $103,555

                           MANAGEMENT FEES PAID BY THE
               EUROPE EQUITY FUND TO PRIME LIPPER ASSET MANAGEMENT

         Period                  Management Fees Paid     Management Fees Waived
         ------                  --------------------     ----------------------
Year ended December 31, 2000          $1,669,314                    $0
Year ended December 31, 1999          $1,494,623                    $0
Year ended December 31, 1998          $1,198,678                    $0

     The Advisers bear all expenses in connection with the performance of their services and pay the salaries of all officers or employees who are employed by them. Each Fund pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

RULE 12b-1 PLANS

     The Board of Directors has adopted a Rule 12b-1 distribution plan for the Retail Shares of the Funds and a shareholder servicing plan for the Group Retirement Plan Shares of the Funds.

     RETAIL DISTRIBUTION PLAN

     An investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with Rule 12b-1, promulgated by the SEC under the Investment Company Act. Some or all of the fees paid by the Retail Shares of each Fund to the Distributor and to certain participating dealers, including banks and financial services firms that provide distribution, administrative or shareholder services to the Funds, could be deemed to be payment of distribution expenses. Accordingly, the Board of Directors has adopted a plan with respect to the Retail Shares of each Fund. The Board of Directors believes that there is a reasonable likelihood that the Retail Distribution Plan will benefit each Fund and the holders of its Retail Shares.

     Under the Retail Distribution Plan, Retail Shareholders pay the Funds' Distributor an annual fee of 0.25% of the value of the average daily net assets of the Funds' Retail Shares for distributing those shares. The Retail Shareholders pay this fee to cover various expenses of the Distributor, including advertising, printing and mailing prospectuses to persons other than current shareholders of the Funds, and compensation to participating dealers, without regard to the actual expenses the Distributor incurs. The Distributor may, in turn, pay one or more participating dealers a fee for distributing the Funds' Retail Shares in an amount and manner the Distributor determines. The Retail Distribution Plan also provides that the Advisers may pay participating dealers out of their investment advisory fees, their past profits or any other source available to the Advisers. From time to time, the Distributor may defer or waive for a period of time its fees under the Retail Distribution Plan. The Funds' Premier Shares and Group Retirement Plan Shares do not bear any fees under the Retail Distribution Plan.

     Quarterly reports of the amounts expended under the Retail Distribution Plan with respect to each Fund, and the purposes for which such expenditures were incurred, must be made to the Board of Directors for its review. In addition, the Retail Distribution Plan provides that it may not be amended to increase materially the costs that the Retail Shares of any Fund may bear pursuant to such plan without approval of the holders of such Fund's Retail Shares, and that other material amendments of the Retail Distribution Plan must be approved by the Board of Directors and by the directors who are neither interested persons of The Lipper Funds nor have any direct or indirect financial interest in the operation of such plan or in any agreements entered into in connection with such plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Retail Distribution Plan and any agreements entered into in connection with such plan are subject to annual approval with respect to each Fund by such vote of the Board of Directors cast in person at a meeting called for the purpose of voting on the Retail Distribution Plan. The Retail Distribution Plan may be terminated at any time with respect to any Fund by vote of a majority of the directors who are not interested persons and have no direct or indirect financial interest in the operation of such plan or in any agreements entered into in connection with such plan or by vote of a majority of the Retail Shares of a Fund. Any agreement entered into in connection with the Retail Distribution Plan may be terminated without penalty at any time, by such vote. Each such agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act).

     In accordance with the Retail Distribution Plan, the Distributor accrued fees from the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund in the amount of $14,729, $2,233 and $10,980 respectively, as compensation for the distribution of the Funds' Retail Shares during the fiscal year ended December 31, 2000.

     For the fiscal year ended December 31, 2000, the Distributor incurred fees for distributing the Funds:

                                         High Income Bond Fund    U.S. Equity Fund    Europe Equity Fund
                                         ---------------------    ----------------    ------------------
Printing Prospectuses                         $ 2,801.57             $ 2,801.57           $ 2,801.57
Advertising                                   $13,048.79             $ 5,363.08           $15,743.98
Compensation to Other Broker-Dealers
   for Distributing the Funds' Shares         $24,974.59             $24,479.17           $25,070.25

     GROUP RETIREMENT SERVICING PLAN

     As set forth in the Prospectuses, the Board of Directors has adopted a Group Retirement Servicing Plan, whereby The Lipper Funds intends to enter into shareholder servicing agreements pursuant to which participating dealers and sometimes the Funds' Distributor will, as agent for their customers, render certain administrative services to their customers who are beneficial owners of Group Retirement Plan Shares. Under the Group Retirement Servicing Plan, Group Retirement Plan Shareholders may pay one or more participating dealers and/or the Distributor an annual fee of up to 0.25% of the value of the average daily net assets of the Funds' Group Retirement Plan Shares for providing one or more of the services described in the Prospectuses. Such services are intended to supplement the services provided by the Company's Administrator and Transfer Agent. Servicing agreements between The Lipper Funds and participating dealers and/or the Distributor with respect to the Funds' Group Retirement Plan Shares will be terminable by either party at any time without penalty.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Funds in connection with the investment of fiduciary monies in the Funds. Institutions, including banks regulated by state banking authorities and the Board of Governors of the Federal Reserve System and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their legal advisers before investing fiduciary monies in the Funds.

     Group Retirement Plan Shareholders of the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund paid fees of $8,691 $10,347 and $9,142, respectively, during the fiscal year ended December 31, 2000 for shareholder services.

ADMINISTRATOR

     J.P. Morgan Investor Services Co. (formerly know as Chase Global Funds Services Co.), 73 Tremont Street, Boston, MA 02108, serves as the Funds' administrator pursuant to an Administrative Services Agreement. The Administrator is a corporate affiliate of The Chase Manhattan Bank. The Administrator has agreed to provide the following services to the Company: (1) assist generally in supervising each Fund's operations, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, providing information concerning the Funds to their shareholders of record, handling shareholder problems, supervising the services of employees whose principal responsibility and function is to preserve and strengthen shareholder relations and monitoring the arrangements pertaining to The Lipper Funds' agreements with participating dealers; (2) prepare reports to the Funds' shareholders and prepare tax returns and reports to and filings with the SEC; (3) compute the net asset value per share of each class of each Fund; (4) provide the services of certain persons who may be elected as directors or appointed as officers by the Board of Directors; and (5) maintain the registration of each Fund's shares for sale under state securities laws.

     The Lipper Funds pays the Administrator as compensation for its services a monthly fee at the annual rate of 0.20% of the value of the Funds' average daily net assets up to and including $200 million; 0.10% of the Funds' average daily net assets in excess of $200 million up to and including $400 million; and 0.05% of the Funds' average daily net assets in excess of $400 million. The following table sets forth the amount of fees paid by each of the Funds to the
Administrator:


                   FEES PAID BY THE FUNDS TO THE ADMINISTRATOR

                                  Administration Fee     Administration Fee     Administration Fee
                                     Paid by the             Paid by the           Paid by the
           Period               High Income Bond Fund     U.S. Equity Fund      Europe Equity Fund
           ------               ---------------------     ----------------      ------------------
Year ended December 31, 2000           $169,560                $77,264               $296,359
Year ended December 31, 1999           $193,025                $78,306               $271,813
Year ended December 31, 1998           $204,009                $76,675               $224,826

CUSTODIAN

     The Chase Manhattan Bank, 270 Park Avenue, New York, NY 10017, serves as The Lipper Funds custodian pursuant to a Custody Agreement. Under the Custody Agreement, the Custodian holds the Funds' portfolio securities and keeps all necessary accounts and records. For its services, the Custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Lipper Funds' assets are held under bank custodianship in compliance with the Investment Company Act.

TRANSFER AGENT

     J.P. Morgan Investor Services Co. (formerly known as Chase Global Funds Services Co.) serves as The Lipper Funds' transfer agent pursuant to the Administrative Services Agreement. Under the Administrative Services Agreement, the Transfer Agent maintains the shareholder account records for The Lipper Funds, handles certain communications between shareholders and The Lipper Funds, distributes dividends and distributions payable by The Lipper Funds and produces statements with respect to account activity for The Lipper Funds and its shareholders. For these services, the Transfer Agent receives a monthly fee computed separately for each class of each Fund's shares and is reimbursed separately by each class for out-of-pocket expenses.


                            DISTRIBUTION OF THE FUNDS

DISTRIBUTION OF SECURITIES

     Lipper & Company, L.P., 101 Park Avenue, New York, NY 10178, serves as the principal underwriter and distributor of the shares of The Lipper Funds. The Distributor and its employees are affiliated persons of the Advisers and The Lipper Funds. The Distributor distributes the Funds' shares continuously on a best efforts basis pursuant to an agreement that is renewable annually. Pursuant to the Retail Distribution Plan, the Distributor is entitled to receive an annual distribution fee in the amount of 0.25% of the value of the average daily net assets of the Funds' Retail Shares. The Distributor may also receive all or a portion of the annual service fee of up to 0.25% (on an annualized basis) of the value of the average daily net assets of the Funds' Group Retirement Plan Shares. See "Rule 12b-1 Plans."

     The following table sets forth the amount of fees accrued by the Distributor under the Rule 12b-1 Plans:

                                    Rule 12b-1 Fee        Rule 12b-1 Fee       Rule 12b-1 Fee
                                    Accrued by the        Accrued by the       Accrued by the
          Period                High Income Bond Fund    U.S. Equity Fund    Europe Equity Fund
          ------                ---------------------    ----------------    ------------------
Year ended December 31, 2000           $14,729                $2,233               $10,980
Year ended December 31, 1999           $17,158                $2,778               $ 8,142
Year ended December 31, 1998           $14,372                $3,263               $ 5,135

COMPENSATION

     Set forth below is the commissions and other compensation received by the Distributor, directly or indirectly, for the fiscal year ended December 31, 2000:

--------------------------------------------------------------------------------
         (1)                    (2)                  (3)                 (4)
--------------------------------------------------------------------------------
                         NET UNDERWRITING      COMPENSATION ON
       NAME OF             DISCOUNTS AND       REDEMPTIONS AND        BROKERAGE
PRINCIPAL DISTRIBUTOR       COMMISSIONS          REPURCHASES         COMMISSIONS
--------------------------------------------------------------------------------
Lipper & Company, L.P.          $0                   $0                  $0
--------------------------------------------------------------------------------

OTHER PAYMENTS

     In accordance with the Group Retirement Servicing Plan, The Lipper Funds may enter into servicing agreements whereby participating dealers, including the Distributor, will render certain administrative services to their customers who are beneficial owners of the Funds' Group Retirement Plan Shares. These services are intended to supplement the services provided by the Administrator and Transfer Agent. Under the Group Retirement Servicing Plan, Group Retirement Plan Shareholders may pay one or more participating dealers and/or the Distributor an annual fee of up to 0.25% of the value of the average daily net assets of the Funds' Group Retirement Plan Shares for providing various administrative or shareholder services to the Funds' Group Retirement Shares.

     The Distributor, the Advisers and their affiliates may pay one or more participating dealers out of their fees, past profits or any other available source a fee for distributing the Funds' Premier Shares.

COMPENSATION TO DEALERS

     Under the Retail Distribution Plan, the Funds' Retail Shareholders pay the Distributor an annual fee of up to 0.25% of the value of the average daily net assets of the Funds' Retail Shares for distributing those shares. The Distributor may use this distribution fee, among other things, to compensate or reimburse selected dealers for providing distribution and related services to a Fund.

     The Distributor customarily pays selected dealers with whom it has entered into a distribution agreement a fee in the amount of 0.25% of the value of the average daily net assets of the Funds attributable to the dealer. However, the Distributor has entered into distribution agreements with Fidelity Investment Advisor Group and Charles Schwab & Co., Inc., whereby the Distributor has agreed to pay 0.35% of the value of the average daily net assets of the Funds' Retail Classes attributable to Fidelity and Schwab, respectively.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

     Subject to the general control of the Board of Directors, Advisers are responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities for the Funds for which each serves as investment adviser. Portfolio transactions for the U.S. Equity Fund and the Europe Equity Fund will involve the payment of brokerage commissions. Portfolio transactions for the High Income Bond Fund will occur primarily with issuers, underwriters and major dealers acting as principals. Portfolio transactions for the U.S. Equity Fund and the Europe Equity Fund may consist of such transactions. Such transactions are normally on a net basis, include any markups and markdowns, and do not involve the payment of brokerage commissions. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers include an undisclosed dealer spread. Transactions on foreign securities exchanges may involve the payment of negotiated brokerage commissions that may vary among different brokers or the payment of fixed brokerage commissions.

     Investment decisions for each Fund are made independently from those for the other Funds or other investment company portfolios or accounts advised by the Advisers or their affiliates. Such other portfolios may also invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other portfolios or accounts, transactions are averaged as to price, and available investments allocated as to amount, in a manner that the Advisers believe to be equitable to each portfolio, including the Funds, pursuant to procedures adopted by the Advisers and approved by the Company's Board of Directors. In some instances, these investment procedures may adversely affect the price paid or received by the Funds or the size of the position obtainable for a Fund.

     To the extent permitted by law, the Advisers may aggregate or "bunch" the securities to be sold or purchased for the Funds with those to be sold or purchased for such other portfolios or accounts in order to obtain best execution. Bunching allows the Advisers to facilitate best execution and to reduce brokerage commissions or other costs. The Funds and such other portfolios participate at the average share price for all of the Advisers' transactions in a particular security on a given business day for such bunched order. An Adviser generally allocates securities purchased or sold in a bunched transaction to the Fund and such other portfolio before the bunched order is placed, as determined by the Adviser to be fair and equitable and consistent with the Adviser's fiduciary responsibility. Allocation decisions may vary from transaction to transaction and depend upon factors including, but not limited to, the type of investment, the number of shares purchased or sold, the size of the account, and the size of an existing security position in a client account. After execution of the bunched order, the Adviser allocates the transaction to the Fund and such other portfolio according to the allocation decision made by the Adviser before it placed the transaction. If the Adviser is unable to fully execute a bunched transaction, the transaction is allocated pro rata to the Fund and such other portfolio. However, if the Adviser determines that it would be impractical to allocate a small number of securities among the Fund and such other portfolios on a pro-rata basis, the Adviser may allocate the securities in a manner determined in good faith to be fair and equitable. In addition, the Adviser may increase or decrease the amount of securities allocated to the Fund and such other portfolio if necessary to avoid holding odd-lot or small number of shares or to satisfy the regulatory or other investment requirements of the Fund or such other portfolio.

     The following table sets forth the amount of brokerage commissions paid by the Funds:

                                   Brokerage Fees        Brokerage Fees       Brokerage Fees
                                    Paid by the            Paid by the          Paid by the
          Period               High Income Bond Fund    U.S. Equity Fund    Europe Equity Fund
          ------               ---------------------    ----------------    ------------------
Year ended December 31, 2000             $0                  $67,450             $309,812
Year ended December 31, 1999             $0                  $38,813             $343,786
Year ended December 31, 1998             $0                  $56,289             $346,663

BROKERAGE SELECTION

     In making portfolio investments, the Advisers seek to obtain the best net price and the most favorable execution of orders, taking into account factors such as (1) the general execution and operational facilities of the broker or dealer, (2) the type and size of the transaction involved, (3) the creditworthiness of the broker or dealer, (4) the stability of the broker or dealer, (5) execution and settlement capabilities, (6) time required to negotiate and execute the trade, (7) overall performance and (8) the broker's commissions or dealer's spread or mark-up. To the extent that the execution and price offered by more than one broker or dealer are comparable, the Advisers may, in their discretion, effect transactions in portfolio securities with brokers or dealers who provide the Advisers with research advice or other services. Research advice and other services furnished by brokers through whom the Funds effect securities transactions may be used by the Advisers and their affiliates in servicing accounts in addition to the Funds, and not all such services will necessarily benefit the Funds.

     While the Advisers generally seek the best price in placing its order, the Funds may not necessarily be paying the lowest price available. Notwithstanding the above, the Advisers may, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, select brokers who charge a commission in excess of that charged by other brokers, if the Advisers determine in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Advisers by such broker. The Advisers may also have arrangements with brokers pursuant to which such brokers provide research services to the Advisers in exchange for a certain volume of brokerage transactions to be executed through such broker.

     With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

     The Funds will not execute portfolio transactions through, acquire portfolio securities issued by or enter into repurchase agreements with the Advisers or any affiliated person (as such term is defined in the Investment Company Act) of the Advisers, except to the extent permitted by the SEC. The Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisers or any affiliate thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment company portfolios that have similar investment objectives but are not subject to such limitations.


                                  CAPITAL STOCK


     The Lipper Funds has authorized capital stock of 14,000,000,000 shares having a par value of $.001 per share. The Lipper Funds' Charter currently authorizes the issuance of four series of shares, one series corresponding to each of the U.S. Equity Fund, High Income Bond Fund, Europe Equity Fund and Merger Fund. The Charter also authorizes three classes of shares with respect to each series, Premier Shares, Retail Shares and Group Retirement Plan Shares. The Board of Directors may, in the future, authorize the issuance of additional series of capital stock representing shares of additional investment funds or additional classes of shares of the Funds.


     Shares of each class of each Fund represent interests in the Fund in proportion to the net asset value of each class. A Fund's expenses are allocated to each class of the Fund's shares based upon expenses identifiable by class or the relative net assets of the class and the other classes of its shares.

     All shares of The Lipper Funds have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects one series or class. Under the corporate law of the State of Maryland, The Lipper Funds' state of incorporation, and The Lipper Funds' By-Laws (except as required under the Investment Company Act), The Lipper Funds is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the directors if such a request is made, in writing, by the holders of at least 10% of the outstanding voting The Lipper Funds' securities. To the extent required by law, The Lipper Funds will assist in shareholder communication in such matters.

     All shares of The Lipper Funds, when issued, will be fully paid and nonassessable.

     As used in this Statement of Additional Information and in the Prospectuses, a "majority of the outstanding shares," when referring to the Investment Company Act approvals to be obtained from shareholders in connection with matters affecting any particular Fund (e.g., approval of investment advisory contracts) or any particular class (e.g., approval of the plan of distribution with respect to the Retail Shares of each Fund) means the lesser of (1) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting at which the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy, or (2) more than 50% of the outstanding shares of such portfolio or class, as appropriate.

     Shares of each class of each Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the Board of Directors. In determining the net asset value of a class of a portfolio, assets belonging to a particular class are credited with a proportionate share of any general assets of The Lipper Funds not belonging to a particular class of a portfolio and are charged with the direct liabilities in respect of that class of the portfolio and with a share of the general liabilities of The Lipper Funds that are normally allocated in proportion to the relative net asset values of the respective classes of the portfolios of The Lipper Funds at the time of allocation.

     Shareholders of each class of each Fund have the right to redeem their shares, as more fully set forth in the Prospectuses under "Shareholder Information - Purchasing Fund Shares" and "Shareholder Information - Other Purchase Information."

     Subject to compliance with the requirements of the Investment Company Act, the Articles of Amendment and Restatement authorizes the Board of Directors to provide that shareholders of each class of each Fund shall have the right to convert or exchange their shares into shares of one or more other Funds. The Board of Directors has established such procedures, which are more fully set forth in the Prospectuses under "Shareholder Information - Exchange Privilege" and "Shareholder Information - Other Exchange Information."


     In the event of the liquidation or dissolution of The Lipper Funds, shares of each class of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each portfolio, of any general assets not attributable to a portfolio that are available for distribution. Shareholders do not have any preemptive rights.


     Subject to the provisions of the Articles of Amendment and Restatement, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets of The Lipper Funds with respect to a particular portfolio or class are conclusive.


                               VALUATION OF SHARES

     The net asset value of each share is based on the net asset value of each of the Fund's classes. Because of the differences in distribution fees, service fees and class-specific expenses, the net asset value per share of each class of each Fund may differ. In addition, although The Lipper Funds does not charge any sales loads, certain dealers may charge you fees in connection with your purchases of the Funds' shares.

     The Lipper Funds computes the net asset value per share by dividing the value of the net assets of each of the Fund's classes by the total number of shares of that class outstanding as of the close of regular trading on the New York Stock Exchange. The net asset value per share of each class of shares of each Fund is calculated Monday through Friday, except on days on which the NYSE is closed. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day.

     The following is a description of the procedures used by each Fund in valuing its assets. Except as described below, securities traded on an exchange will be valued on the basis of the last sale price on the principal market on which such securities are traded, on the date on which the valuation is made or, in the absence of sales in such market will be valued at the mean between the closing bid and asked prices, if available. Equity securities traded on the NASDAQ National Market System for which no sales prices are available and over-the-counter securities will be valued on the basis of the bid prices at the close of business on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Board of Directors. Fixed income securities may be valued on the basis of valuations provided by brokers and/or a pricing service that uses information with respect to transactions in fixed income securities, quotations from dealers and prices of comparable securities. Such valuations may reflect bid or mean between bid and asked prices for securities. Securities that are traded both in the over-the-counter market and on a stock exchange will be valued according to the broadest and most representative market. Securities may be valued by independent pricing services or other sources. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at fair value as determined in good faith by the Advisers in accordance with procedures approved by The Lipper Funds' Board of Directors.


            ADDITIONAL PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

     Information on how to purchase, redeem and exchange shares of each Fund is included in the Prospectuses under "Shareholder Information." The issuance of a Fund's shares is recorded on such Fund's books, and certificates for shares are not issued unless expressly requested in writing to the Transfer Agent. Certificates are not issued for fractional shares.

SUSPENSION OF THE RIGHT OF REDEMPTION

     Under the Investment Company Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

REDEMPTION IN KIND

     Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of its net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Directors determines that conditions exist that make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, a Fund may make payment wholly or partly in readily marketable securities or other property, valued in the same way as such Fund determines net asset value. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

     Pursuant to procedures approved by The Lipper Funds' Board of Directors, each Fund may satisfy a redemption request from an affiliated person (whether or not such affiliated person is an investment company registered under the Investment Company Act) by means of an in-kind distribution of portfolio securities, provided that (1) the redemption in kind is effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the Fund's net asset value, (3) the redemption in kind is consistent with the Fund's redemption policies and undertakings, as set forth in the Fund's Prospectus and this SAI, and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind selects, or influences the selection of, the distributed securities.


             ADDITIONAL INFORMATION CONCERNING TAXATION OF THE FUNDS

     The following discussion is only a brief summary of certain additional tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of all federal, state and local tax concerns, and the discussion set forth here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their own tax advisers with specific questions relating to federal, state or local taxes.

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to continue to so qualify. Qualification as a regulated investment company requires, among other things, that a Fund: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the market value of such Fund's assets is represented by cash, cash items, U.S. government securities, securities of other registered investment companies and other securities with such other securities limited, in respect of any issuer, to an amount not greater than 5% of the value of such Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other registered investment companies) of any one issuer, or in two or more issuers that a Fund controls and that are engaged in the same or similar trades or businesses.

     If a Fund qualifies as a regulated investment company, such Fund will not be subject to federal income tax on the portion of its net investment income (i.e., it investment company taxable income, as that term is defined in the Internal Revenue Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net long-term capital gains over net short-term capital losses) that it distributes to shareholders, provides that it distributes at least 90% of its net investment income for the taxable year. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the distribution requirement.

     If for any taxable year a Fund does not qualify for tax treatment as a regulated investment company, all of such Fund's taxable income will be subject to tax at regular corporate rates without any deduction for distributions to such Fund's shareholders. In such event, dividend distributions to shareholders would be taxable as ordinary income to the extent of such Fund's earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareholders.

     A 4% non-deductible excise tax is imposed on registered investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     A Fund may make investments that produce income that is not matched by a corresponding cash distribution to such Fund, such as investments in obligations that have original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its basis immediately after it was acquired) if such Fund elects to accrue market discount on a current basis. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to dispose of other securities to be able to make distributions to its investors.

     Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, option and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer recognition of certain of a Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any forward contracts, options or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains.

     Each Fund's net capital gain, if any, will be taxable to each Fund's shareholders as long-term capital gain, regardless of how long a shareholder has held such Fund's shares. Such distributions will be designated as capital gain dividends in a written notice mailed by a Fund to its shareholders not later than 60 days after the close of such Fund's taxable year.

     Distributions of a Fund's net investment income will be taxable to such Fund's shareholders as ordinary income, whether paid in cash or reinvested in additional shares.

     Investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution that will nevertheless be taxable to them.

     Gain or loss, if any, on the sale or other disposition of shares of a Fund will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of a Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. Currently, the maximum federal income tax rate imposed on individuals with respect to long-term capital gain is 20%. The maximum federal income tax rate imposed on individuals with respect to short-term capital gain (that is taxed at the same rates as ordinary income) is 39.6%.

     Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross redemption proceeds paid to its shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to backup withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to such Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

     A portion of the dividends of net investment income received by corporate shareholders from a Fund may qualify for the federal dividends received deduction generally available to corporations. The dividends received deduction for corporate shareholders may be reduced if the securities with respect to which dividends are received by a Fund are (1) considered to be "debt-financed" (generally, acquired with borrowed funds), (2) held by a Fund for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date that is 45 days before the date on which such shares become ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock)) or
(3) subject to certain forms of hedges or short sales. The amount of any dividend distribution eligible for the corporate dividends received deduction will be designated by a Fund in a written notice within 60 days of the close of the taxable year. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund. The High Income Bond Fund and the Europe Equity Fund each do not expect to pay a significant amount of dividends that will be eligible for the corporate dividends received deduction, if any.

     If more than 50% of the value of the total assets of the Europe Equity Fund at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid it. If the Europe Equity Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Internal Revenue Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Internal Revenue Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Europe Equity Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (1) has held shares of the Europe Equity Fund for less than a specified minimum period during which it is not protected from risk of loss or (2) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Europe Equity Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

     If a Fund purchases shares in "passive foreign investment companies", the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund with respect to deferred taxes arising from the distribution or gains. If a Fund were to invest in a passive foreign investment company and (if the Fund received the necessary information available from the passive foreign investment company, that may be difficult to obtain) elected to treat the passive foreign investment company as a "qualified electing fund" under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gain of the passive foreign investment company, even if not distributed to the Fund. Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a passive foreign investment company; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from passive foreign investment companies and its proceeds from dispositions of passive foreign investment company stock during that year, and such income would nevertheless be subject to the distribution requirements to avoid corporate level taxes and the 4% excise tax.


                                PERFORMANCE DATA

     From time to time, each Fund may quote total return information, and the High Income Bond Fund may quote yield information, for one or more classes of its shares in advertisements or in reports and other communications to shareholders and compare total return and yield on one or more classes of its shares to that of other funds or accounts with a similar objective and to relevant indices. Total return for the High Income Bond Fund and the Europe Equity Fund will include the performance of a corresponding limited partnership that was the predecessor entity to each Fund.

AVERAGE ANNUAL TOTAL RETURN

     Under the rules of the SEC, advertising performance for the Funds must include "average annual total return" figures computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                           P(1 + T)n = ERV
Where:

         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

     The following tables sets forth the average annual return for the Funds for the one and five year periods and since inception:

                                        ANNUAL RETURN          AVERAGE ANNUAL
                                       FOR THE ONE YEAR      RETURN FOR THE FIVE         AVERAGE
                                         PERIOD ENDING        YEAR PERIOD ENDING      ANNUAL RETURN
FUND AND CLASS                         DECEMBER 31, 2000      DECEMBER 31, 2000      SINCE INCEPTION*
--------------                         -----------------      -----------------      ----------------
EUROPE EQUITY FUND**
     Premier Shares                        (12.50)%                 14.16%                11.85%
     Retail Shares                         (12.70)%                 13.93%                11.72%
     Group Retirement Plan Shares          (12.78)%                 13.92%                11.71%
U.S. EQUITY FUND
     Premier Shares                          1.34%                   N/A                  12.14%
     Retail Shares                           1.12%                   N/A                  11.91%
     Group Retirement Plan Shares            1.12%                   N/A                  11.90%
HIGH INCOME BOND FUND**
     Premier Shares                          4.81%                   6.91%                 8.27%
     Retail Shares                           4.08%                   6.55%                 8.06%
     Group Retirement Plan Shares            4.21%                   6.57%                 8.07%

AGGREGATE TOTAL RETURN

     "Aggregate total return" figures represent the cumulative change in the value of an investment in a class of a Fund's shares for the specified period and are computed by the following formula:

                         AGGREGATE TOTAL RETURN = ERV - P
                                                  -------
                                                     P
Where:

         P = a hypothetical initial payment of $10,000.
         ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of the 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


----------
* Inception dates for the Europe Equity Fund are April 1, 1996 for the Premier Shares, April 11, 1996 for the Retail Shares, and April 12, 1996 for the Group Retirement Plan Shares. The Europe Equity Fund's predecessor partnership had an inception date of January 13, 1992. Inception dates for the U.S. Equity Fund are January 2, 1996 for the Premier Shares and January 4, 1996 for the Retail and Group Retirement Plan Shares. Inception dates for the High Income Bond Fund are April 1, 1996 for the Premier Shares, April 11, 1996 for the Retail Shares, and April 12, 1996 for the Group Retirement Plan Shares. The High Income Bond Fund's predecessor partnership had an inception date of February 1, 1992.

** Average Annual Return for the Five Year Period Ending December 31, 2000 and Average Annual Return Since Inception reflects the performance of the Fund's predecessor partnership for periods prior to the Fund's inception date. On April 1, 1996, the assets of the Fund's predecessor partnership were transferred to the Fund and the limited partnership interests of the Fund's predecessor partnership were exchanged for Premier Shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Fund's predecessor partnership. As a mutual fund registered under the Investment Company Act, the Fund is subject to certain restrictions under the Act and the Internal Revenue Code to which its predecessor partnership was not subject. Had the Fund's predecessor partnership been registered under the Act and subject to the provisions of the Act and the Code, its investment performance may have been adversely affected.

     The following tables sets forth the aggregate total return for the Funds for the for a five year period and since inception:

                                      AGGREGATE TOTAL RETURN
                                     FOR THE FIVE YEAR PERIOD          AGGREGATE TOTAL
FUND AND CLASS                       ENDING DECEMBER 31, 2000      RETURN SINCE INCEPTION*
--------------                       ------------------------      -----------------------
EUROPE EQUITY FUND**
     Premier Shares                            94.04%                      172.60%
     Retail Shares                             92.06%                      170.29%
     Group Retirement Plan Shares              91.98%                      170.18%
HIGH INCOME BOND FUND**
     Premier Shares                            39.72%                      103.08%
     Retail Shares                             37.39%                       99.69%
     Group Retirement Plan Shares              37.49%                       99.84%
U.S. EQUITY FUND
     Premier Shares                             N/A                         77.31%
     Retail Shares                              N/A                         75.38%
     Group Retirement Plan Shares               N/A                         75.37%

THIRTY DAY YIELD

     The High Income Bond Fund may advertise the yield on one or more classes of its shares based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b)/CD+1)6-1]
Where:

         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
         d = the maximum offering price per share on the last day of the period

----------
* Inception dates for the Europe Equity Fund are April 1, 1996 for the Premier Shares, April 11, 1996 for the Retail Shares, and April 12, 1996 for the Group Retirement Plan Shares. The Europe Equity Fund's predecessor partnership had an inception date of January 13, 1992. Inception dates for the High Income Bond Fund are April 1, 1996 for the Premier Shares, April 11, 1996 for the Retail Shares, and April 12, 1996 for the Group Retirement Plan Shares. The High Income Bond Fund's predecessor partnership had an inception date of February 1, 1992. Inception dates for the U.S. Equity Fund are January 2, 1996 for the Premier Shares and January 4, 1996 for the Retail and Group Retirement Plan Shares.

** Aggregate Total Return for the Five Year Period Ending December 31, 2000 and Aggregate Total Return Since Inception reflects the performance of the Fund's predecessor partnership for periods prior to the Fund's inception date. On April 1, 1996, the assets of the Fund's predecessor partnership were transferred to the Fund and the limited partnership interests of the Fund's predecessor partnership were exchanged for Premier Shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Fund's predecessor partnership. As a mutual fund registered under the Investment Company Act, the Fund is subject to certain restrictions under the Act and the Internal Revenue Code to which its predecessor partnership was not subject. Had the Fund's predecessor partnership been registered under the Act and subject to the provisions of the Act and the Code, its investment performance may have been adversely affected.

     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the High Income Bond Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the High Income Bond Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

     The thirty-day yield of the High Income Bond Fund as of December 31, 2000 was 7.33% for the Premier Shares, 7.11% for the Retail Shares and 7.08% for the Group Retirement Plan Shares.

OTHER INFORMATION CONCERNING PERFORMANCE DATA

     Each Fund may also from time to time include in advertisements a total return figure that is not calculated according to the formulas set forth above. Any such figure, and any quotation of the High Income Bond Fund's performance stated in terms of yield (whether or not based on a 30-day period), will be given no greater prominence than the information prescribed under SEC rules.

     Each Fund's performance will vary from time to time depending upon market conditions, the composition of such Fund's portfolio and operating expenses. Consequently, any given performance quotations should not be considered representative of the performance of any class of a Fund's shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in a Fund's shares with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions.

     Each Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment. Each Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing and the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in relevant articles appearing in newspapers or periodicals, shareholder reports (including the investment composition of a Fund), as well as the views of the Funds' Advisers as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected index may be used to illustrate historic performance of select asset classes. Each Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements, sales literature, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, benefits, characteristics or services associated with a particular class of shares, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such advertisements or communications may include symbols, headlines or other materials that highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Funds' Advisers. Materials may refer to the CUSIP numbers of the various classes of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products and services and may include rankings based on performance or other characteristics as measured by independent third parties, including but not limited to Morningstar and Lipper Inc. (not affiliated with The Lipper Funds).

     Charts and graphs using net asset value, adjusted NAVs and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, the adjusted NAVs are not adjusted for sales charges, if any.

     Each Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     Each Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, each Fund may compare these measures to those of other mutual funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     Momentum indicators indicate a Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     Each Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. Each Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, that may produce superior after-tax returns over time.

     Each Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     Advertisements and sales materials relating to a Fund may include information regarding the background, experience and expertise of the Advisers and/or portfolio managers for each Fund.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Company's independent accountants. The financial statements incorporated by reference in this Statement of Additional Information have been so incorporated in reliance on the report of the Company's independent accountant, given on the authority of that firm as experts in auditing and accounting


                                     COUNSEL


     Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017-3954, serves as counsel to the Company. Piper Marbury Rudnick & Wolfe LLP, 36 South Charles Street, Baltimore, Maryland 21201-3018, passed upon the validity of the Company's shares issued in connection with the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund under Maryland law. Venable, Beatjer and Howard, LLP, Two Hopkins Plaza, Baltimore, Maryland 21201, passed upon the validity of the Company's shares issued in connection with the Merger Fund under Maryland law.



                              FINANCIAL STATEMENTS

     The financial highlights for each Fund for the year ended December 31, 2000 are set forth in each Fund's Prospectus. The financial statements for each Fund for the year ended December 31, 2000, and the report thereon of PricewaterhouseCoopers LLP, that appear in each Fund's 2000 Annual Report to Shareholders, were previously filed electronically with the SEC and are incorporated herein by reference.

                                    APPENDIX

                      DESCRIPTION OF CORPORATE BOND RATINGS


         A description of the rating policies of Moody's Investor Services Corp. and Standard & Poor's with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

     Aaa -- Bonds rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in "Aaa" securities.

     A -- Bonds rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds re rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

     Caa -- Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds re rated "Ca" represent obligations that are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & Poor's Ratings Group Corporate Bond Ratings

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

     AA -- Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

     A -- Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

     BB-B-CCC-CC-C -- Bonds rated "BB," "B," "CCC," "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI -- Bonds rated "CI" are income bonds on which no interest is being paid.

     D -- Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

     Prime-1 -- Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 -- Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Prime-3 -- Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime -- Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B -- Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                             THE LIPPER FUNDS, INC.

                            PART C. OTHER INFORMATION


Item 22.  Financial Statements

(a)     Registration Statement.

        (1) Financial Highlights for the year ended December 31, 2000 and previous years.

(b)     Annual Report.

        Included in Part B of the Registration Statement+:

        (i)     Statement of Assets and Liabilities dated December 31, 2000.+

        (ii)    Independent Accountants' Reports dated February 9, 2001.+

        (iii) Portfolio of Investments for the High Income Bond Fund dated December 31, 2000.+

        (iv) Portfolio of Investments for the U.S. Equity Fund dated December 31, 2000.+

        (v) Portfolio of Investments for the Europe Equity Fund dated December 31, 2000.+

        (vi) Statement of Assets and Liabilities for the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund dated December 31, 2000.+

        (vii) Statement of Operations for the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund for the period ended December 31, 2000.+

        (viii) Statement of Changes in Net Assets for the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund for the periods ended December 31, 2000 and December 31, 1999.+

          + Incorporated by reference to the Annual Reports of the High Income Bond Fund, U.S. Equity Fund and Europe Equity Fund for the year ended December 31, 2000 filed on March 8, 2001
               (Accession No. 0000950110-01-000218 with the SEC on Form N-300).

Item 23. Exhibits:

(a)     Articles of Incorporation.

        (1) Registrant's Amended and Restated Articles of Incorporation.*


        (2) Registrant's Articles Supplementary (filed herewith).


(b)     By-Laws.

        (1) Registrant's Amended and Restated By-Laws.**

(c)     Instruments Defining Rights of Security Holders.

        (1) Form of Stock Certificate for Premier Shares of common stock.**

        (2) Form of Stock Certificate for Retail Shares of common stock.**

        (3) Form of Stock Certificate for Group Retirement Plan Shares of common stock.**

The rights of security holders of the Registrant are further defined in the following sections of the Registrant's By-Laws and Declaration:

        a. By-Laws.
           See Article I and Article V.

        b. Declaration.
           See Article V.


(d)     Investment Advisory Contracts.

        (1) Investment Advisory Agreement between Registrant and Lipper & Company, L.L.C. relating to the High Income Bond Fund.***

        (2) Investment Advisory Agreement between Registrant and Lipper & Company, L.L.C. relating to the U.S. Equity Fund.***


        (3) Investment Advisory Agreement between Registrant and Prime Lipper Asset Management relating to the Europe Equity Fund.**

        (4) Investment Advisory Agreement between Registrant and Lipper & Company, L.L.C. relating to the Merger Fund. (attached hereto)

(e)     Underwriting Contracts.

        (1) Distribution Agreement between Registrant and Lipper & Company, L.P.***



        (2) Addendum to Distribution Agreement between Registrant and Lipper and Company, L.P. (attached hereto).



(f)     Bonus or Profit Sharing contracts.

            None.

(g)     Custodian Agreements.

        (1) Global Custody Agreement between Registrant and The Chase Manhattan Bank.***

(h)     Other Material Contracts.

        (1) Administration Agreement between Registrant and Chase Global Funds Services Company.***

(i)     Legal Opinion.

        (1) Opinion and Consent of Piper & Marbury.**

        (2) Opinion of Venable, Baetjer and Howard, LLP (attached hereto)

(j)     Other Opinions.


        (1) Consent of Independent Accountants (attached hereto).


(k)     Omitted Financial Statements.

            None.

(l)     Initial Capital Agreements.

        (1) Purchase Agreement among Registrant, Lipper & Company, L.L.C. and Prime Lipper Asset Management.***

(m)     Rule 12b-1 Plan.

        (1) Amended and Restated Retail Distribution Plan.***

        (2) Form of Group Retirement Servicing Plan.***


        (3) Addendum to Amended and Restated Distribution Plan (attached hereto).


(n)     Financial Data Schedule.

        (1) Financial Data Schedules.***

(o)     Rule 18f-3 Plan.

        (1) Multiclass Plan.***


        (2) Addendum to Multiclass Plan (attached hereto).


(p)     Power of Attorney.

        (1) Powers of Attorney for Kenneth Lipper, Abraham Biderman and Stanley Brezenoff.*

        (2) Power of Attorney for Irwin Russell.**

        (3) Power of Attorney for Martin Maltz.***

(q)     Codes of Ethics

        (1) Code of Ethics of The Lipper Funds, Inc.#

        (2) Code of Ethics of Lipper & Company, L.L.C.#

        (3) Code of Ethics Prime Lipper Asset Management.#

        (4) Code of Ethics of Lipper & Company, L.P.#


        (5) Addendum to Code of Ethics of The Lipper Funds, Inc. (attached hereto).

        (6) Addendum to Code of Ethics of Lipper & Company, L.L.C. (attached hereto).

----------

         * Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement filed with the SEC on December 29, 1995.

        ** Incorporated by reference to Post-Effective Amendement No. 4 to Registration Statement filed with the SEC on March 25, 1998.

       *** Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement filed with the SEC on February 26, 1999.

         # Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement filed with the SEC on March 1, 2001.

Item 24.       Persons Controlled by or under Common Control with the Registrant

               Kenneth Lipper may be deemed to control Registrant, Lipper & Company, L.L.C., Prime Lipper Asset Management, Lipper & Company, L.P. and affiliates thereof. Accordingly, these entities may be deemed to be under common control with Registrant.

Item 25.       Indemnification

               Reference is made to Article VII of Registrant's Articles of Incorporation, Article IV of Registrant's By-laws, and subsections 4.1 and 4.2 of the Distribution Agreement between the Registrant and Lipper & Company, L.P.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.       Business and Other Connections of the Investment Advisers

               Reference is made to the Sections entitled "Management" in the Prospectuses and the Statement of Additional Information.

               The list required by this Item 26 of officers and directors of Lipper & Company, L.L.C., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers, directors and partners during the past two years, is incorporated by reference to Schedules C and D to Form ADV filed by Lipper & Company, L.L.C. pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (SEC File No. 801-50666).

               The list required by this Item 26 of officers, directors and partners of Prime Lipper Asset Management, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers, directors and partners during the past two years, is incorporated by reference to Schedules B and D to Form ADV filed by Prime Lipper Asset Management pursuant to the Advisers Act (SEC File No. 801-41430).

Item 27.       Principal Underwriters

        (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor: None.

        (b) The information required by this Item 29(b) with respect to each director, officer and partner of Lipper & Company, L.P. is incorporated by reference to the Form BD filed by Lipper & Company, L.P. pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-030161).

        (c)    Not applicable.

Item 28.       Location of Accounts and Records

               All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of:

               Lipper & Company, L.L.C., 101 Park Avenue, New York, New York 10178;

               Prime Lipper Asset Management, 101 Park Avenue, New York, New York 10178 and Via Turati 9, Milan, Italy 20124;

               The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017;

               J.P. Morgan Investor Services Co., 73 Tremont Street, Boston, Massachusetts 02108


Item 29.       Management Services

               Not applicable.

Item 30.       Undertakings

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York on the 25th day of June, 2001.
                                                   THE LIPPER FUNDS, INC.



                                                   By  /s/ Abraham Biderman
                                                       --------------------
                                                           Abraham Biderman
                                                           Director

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                  Title                                    Date


/s/ Kenneth Lipper         Director, Chairman of the Board     June 25, 2001
---------------------      (principal executive officer),
Kenneth Lipper             and President


/s/ Abraham Biderman       Director, Executive Vice            June 25, 2001
---------------------      President, Treasurer (principal
Abraham Biderman           financial and accounting officer)
                           and Secretary


      *                    Director                            June 25, 2001
---------------------
Stanley Brezenoff


      *                    Director                            June 25, 2001
---------------------
Martin Maltz


      *                    Director                            June 25, 2001
---------------------
Irwin E. Russell


*By: /s/ Abraham Biderman
     --------------------
         Abraham Biderman
         Attorney-in-Fact